UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3327

MFS SERIES TRUST XIII

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® INVESTMENT MANAGEMENT

SSW
NE
NNE

Annual report

MFS® Diversified Income Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

2/28/10

DIF-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for the recovery we are seeing today.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process.

While hurdles remain, we believe that the global economy is on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can help investors by providing the diversification that is important in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

April 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Fannie Mae, 5.5%, 30 Years	2.2%
Simon Property Group, Inc., REIT	1.6%
U.S. Treasury Notes, 2.375%, 2010	1.2%
Exxon Mobil Corp.	1.1%
Public Storage, Inc., REIT	1.1%
Fannie Mae, 6.0%, 30 Years	0.9%
Ventas, Inc., REIT	0.9%
Digital Realty Trust, Inc., REIT	0.9%
Vornado Realty Trust, REIT	0.8%
Chevron Corp.	0.8%

Credit quality (a)(i)
AAA	17.4%
AA	0.9%
A	1.3%
BBB	5.4%
BB	12.5%
B	12.2%
CCC	5.7%
CC (o)	0.0%
C	0.1%
D	0.2%
Equities	36.7%
Other	7.6%

Portfolio facts (i)
Average Duration (d)	4.4
Average Effective Maturity (m)	6.6 yrs.

(a)	Included in the rating categories are: (1) debt securities, inverse floaters, and fixed income structured products which have long-term public ratings; (2) U.S. Government Securities (all of which are given AAA ratings); and (3) credit default swaps for which the underlying security has a long term public rating. U.S. Government Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. government agencies or U.S. government-sponsored entities. All other rated securities are assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Assets not included in the rated securities categories are included in the “Other” category. Ratings are shown in the S&P scale and are subject to change.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)

For purposes of this presentation, the components include the market value of securities and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts, if applicable. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 2/28/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Diversified Income Fund includes investments in high yield corporate bonds, U.S. government securities, emerging markets debt, real estate investment trusts (REITs), and domestic equity securities.

For the twelve months ended February 28, 2010, Class A shares of the MFS Diversified Income Fund provided a total return of 47.12%, at net asset value. This compares with a return of 9.32% for the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

In our review of the performance of this fund, we also look to a number of different benchmarks, each reflecting the results of the various markets in which we invest. The following are returns over the same period for the fund’s other benchmarks: 48.58% for the Diversified Income Blended Index (the “Blended Index”), 30.93% for the JPMorgan Emerging Markets Bond Index Global, 56.26% for the Barclays Capital U.S. High-Yield Corporate Bond Index, 56.50% for the Russell 1000 Value Index, 98.22% for the Morgan Stanley Capital International (MSCI) U.S. REIT Index, and 4.61% for the Barclays Capital U.S. Government/Mortgage Bond Index. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. Around the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the U.S. Federal Reserve continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and

Management Review – continued

equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. This changing dynamic caused asset valuations to move broadly sideways during the latter part of the period.

Factors affecting Performance

During a period of economic recovery in which investors began to move back to riskier assets, the fund’s exposure to equity securities, high yield corporate bonds, and emerging markets debt aided performance relative to the Blended Index. Within the five specific asset classes in which we invest, security selection contributed to performance in all asset classes: high yield corporate bonds, REITs, equities, emerging markets debt, and U.S. government bonds.

An underweighted position in REITs did hold back results as this asset class significantly outperformed the Blended Index during the reporting period. The fund’s cash position was also a detractor from performance. In a period when most markets rose, as measured by the fund’s benchmarks, holding cash hurt performance versus the benchmarks, which have no cash positions.

Respectfully,

John Addeo	David Cole	Richard Gable	Thomas Pedulla
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Matthew Ryan	Jonathan Sage	Leo Saraceno	Geoffrey Schechter
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

James Swanson
Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 2/28/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 2/28/10

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	5/26/06	47.12%	4.26%
C	5/26/06	45.90%	3.50%
I	5/26/06	47.47%	4.56%
R1	7/01/08	46.11%	3.50%
R2	7/01/08	46.82%	4.01%
R3	7/01/08	46.96%	4.21%
R4	7/01/08	47.32%	4.47%
Comparative benchmarks
Barclays Capital U.S. Aggregate Bond Index (f)		9.32%	N/A
Barclays Capital U.S. Government/Mortgage Bond Index (f)		4.61%	N/A
Barclays Capital U.S. High-Yield Corporate Bond Index (f)		56.26%	N/A
JPMorgan Emerging Markets Bond Index Global (f)		30.93%	N/A
MSCI U.S. REIT Index (f)		98.22%	N/A
Russell 1000 Value Index (f)		56.50%	N/A
Diversified Income Blended Index (f)(y)(z)		48.58%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		40.13%	2.92%
C With CDSC (1% for 12 months) (x)		44.90%	3.50%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. No comparative benchmark performance information is provided for the “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.
(y)	Diversified Income Blended Index is at a point in time and allocations during the period can change. As of February 28, 2010 the blended index was comprised of 25% Barclays Capital U.S. High-Yield Corporate Bond Index, 20% Barclays Capital U.S. Government/Mortgage Bond Index, 20% Russell 1000 Value Index, 20% MSCI U.S. REIT Index, and 15% JPMorgan Emerging Markets Bond Index Global.
(z)	Effective February 28, 2010, the fund added Diversified Income Blended Index (the “Blended Index”) as a comparative benchmark.

Benchmark Definitions

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities,

Performance Summary – continued

mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

Morgan Stanley Capital International (MSCI) U.S. REIT Index – a market capitalization-weighted index that is designed to measure equity market performance for real estate investment trusts (REITs) that generate a majority of their revenue and income from real estate rental and leasing operations.

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

September 1, 2009 through February 28, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009 through February 28, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/09	Ending Account Value 2/28/10	Expenses Paid During Period (p) 9/01/09-2/28/10
A	Actual	0.95%	$1,000.00	$1,102.53	$4.95
	Hypothetical (h)	0.95%	$1,000.00	$1,020.08	$4.76
C	Actual	1.70%	$1,000.00	$1,098.53	$8.85
	Hypothetical (h)	1.70%	$1,000.00	$1,016.36	$8.50
I	Actual	0.70%	$1,000.00	$1,103.89	$3.65
	Hypothetical (h)	0.70%	$1,000.00	$1,021.32	$3.51
R1	Actual	1.70%	$1,000.00	$1,098.53	$8.85
	Hypothetical (h)	1.70%	$1,000.00	$1,016.36	$8.50
R2	Actual	1.20%	$1,000.00	$1,101.25	$6.25
	Hypothetical (h)	1.20%	$1,000.00	$1,018.84	$6.01
R3	Actual	0.95%	$1,000.00	$1,101.38	$4.95
	Hypothetical (h)	0.95%	$1,000.00	$1,020.08	$4.76
R4	Actual	0.70%	$1,000.00	$1,102.74	$3.65
	Hypothetical (h)	0.70%	$1,000.00	$1,021.32	$3.51

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

2/28/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 54.7%
Issuer	Shares/Par	Value ($)

Aerospace - 0.2%
BE Aerospace, Inc., 8.5%, 2018	$135,000	$141,412
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	240,000	181,200
Spirit AeroSystems Holdings, Inc., 7.5%, 2017 (n)	65,000	64,350

		$386,962
Agency - Other - 1.6%
Financing Corp., 9.4%, 2018	$965,000	$1,322,828
Financing Corp., 10.35%, 2018	715,000	1,037,199
Financing Corp., STRIPS, 0%, 2017	860,000	625,031

		$2,985,058
Airlines - 0.3%
American Airlines Pass-Through Trust, 7.377%, 2019	$110,389	$88,311
Continental Airlines, Inc., 7.339%, 2014	390,000	368,550
Delta Air Lines, Inc., 7.111%, 2011	90,000	90,900
Delta Air Lines, Inc., 7.711%, 2011	70,000	69,300

		$617,061
Apparel Manufacturers - 0.1%
Hanesbrands, Inc., 8%, 2016	$140,000	$142,800
Levi Strauss & Co., 9.75%, 2015	100,000	104,250

		$247,050
Asset Backed & Securitized - 0.4%
Banc of America Commercial Mortgage, Inc., FRN, 5.811%, 2051	$145,867	$112,522
Citigroup Commercial Mortgage Trust, FRN, 5.7%, 2049	198,555	38,639
Commercial Mortgage Pass-Through Certificates, 5.306%, 2046	199,556	182,666
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	48,162	36,969
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.818%, 2049	124,877	114,399
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.99%, 2051	105,201	106,067
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.747%, 2050	66,000	45,047
Wachovia Bank Commercial Mortgage Trust, FRN, 5.753%, 2047	116,771	19,343

		$655,652

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Automotive - 0.9%
Allison Transmission, Inc., 11%, 2015 (n)	$170,000	$176,375
Allison Transmission, Inc., 11.25%, 2015 (n)(p)	159,000	164,565
Ford Motor Credit Co. LLC, 12%, 2015	870,000	993,822
Goodyear Tire & Rubber Co., 9%, 2015	185,000	190,781
Goodyear Tire & Rubber Co., 10.5%, 2016	55,000	59,262

		$1,584,805
Basic Industry - 0.1%
TriMas Corp., 9.75%, 2017 (n)	$110,000	$110,550

Broadcasting - 1.4%
Allbritton Communications Co., 7.75%, 2012	$230,000	$227,987
Bonten Media Acquisition Co., 9%, 2015 (p)(z)	313,464	102,686
Inmarsat Finance PLC, 7.375%, 2017 (n)	110,000	112,750
Intelsat Jackson Holdings Ltd., 9.5%, 2016	255,000	267,750
Lamar Media Corp., 6.625%, 2015	250,000	238,750
LBI Media, Inc., 8.5%, 2017 (z)	125,000	105,625
LIN TV Corp., 6.5%, 2013	280,000	265,300
Local TV Finance LLC, 9.25%, 2015 (p)(z)	496,125	272,042
Newport Television LLC, 13%, 2017 (n)(p)	334,562	172,578
Nexstar Broadcasting Group, Inc., 0.5% to 2011, 7% to 2014 (n)(p)	243,778	191,203
Nexstar Broadcasting Group, Inc., 7%, 2014	80,000	62,800
Salem Communications Corp., 9.625%, 2016 (n)	50,000	51,625
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	80,000	83,000
Univision Communications, Inc., 12%, 2014 (n)	80,000	86,600
Univision Communications, Inc., 10.5%, 2015 (n)(p)	452,575	378,353
Young Broadcasting, Inc., 8.75%, 2014 (d)	110,000	770

		$2,619,819
Brokerage & Asset Managers - 0.2%
Janus Capital Group, Inc., 6.95%, 2017	$290,000	$286,072
Nuveen Investments, Inc., 10.5%, 2015	160,000	144,800

		$430,872
Building - 1.1%
Associated Materials, Inc., 11.25%, 2014	$295,000	$292,050
Building Materials Holding Corp., 7%, 2020 (z)	100,000	100,000
CEMEX Finance LLC, 9.5%, 2016 (n)	970,000	989,400
Nortek, Inc., 11%, 2013	301,200	316,260
Owens Corning, 9%, 2019	165,000	190,643
Ply Gem Industries, Inc., 11.75%, 2013	100,000	101,500

		$1,989,853

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Business Services - 0.5%
First Data Corp., 9.875%, 2015	$275,000	$237,875
First Data Corp., 11.25%, 2016	225,000	184,500
Iron Mountain, Inc., 6.625%, 2016	190,000	187,150
Iron Mountain, Inc., 8.375%, 2021	70,000	71,837
SunGard Data Systems, Inc., 10.25%, 2015	227,000	235,513
Terremark Worldwide, Inc., 12%, 2017 (n)	35,000	38,413

		$955,288
Cable TV - 1.0%
Cablevision Systems Corp., 8.625%, 2017 (z)	$65,000	$66,950
CCO Holdings LLC, 8.75%, 2013	460,000	466,900
Charter Communications Holding Co., LLC, 10.875%, 2014 (n)	80,000	89,100
CSC Holdings, Inc., 8.5%, 2014 (n)	225,000	236,531
CSC Holdings, Inc., 8.5%, 2015 (n)	210,000	220,500
Mediacom LLC, 9.125%, 2019 (n)	150,000	150,750
Videotron LTEE, 6.875%, 2014	110,000	110,413
Virgin Media Finance PLC, 9.125%, 2016	300,000	309,750
Virgin Media Finance PLC, 9.5%, 2016	100,000	106,000

		$1,756,894
Chemicals - 0.8%
Ashland, Inc., 9.125%, 2017 (n)	$325,000	$355,875
Hexion Finance Escrow LLC, 8.875%, 2018 (n)	170,000	158,950
Hexion Specialty Chemicals, Inc., 9.75%, 2014	135,000	127,575
Huntsman International LLC, 5.5%, 2016 (n)	110,000	96,800
Innophos Holdings, Inc., 8.875%, 2014	250,000	256,875
Momentive Performance Materials, Inc., 12.5%, 2014 (n)	209,000	229,900
Momentive Performance Materials, Inc., 11.5%, 2016	94,000	76,493
Nalco Co., 8.875%, 2013	135,000	138,375

		$1,440,843
Computer Software - Systems - 0.1%
DuPont Fabros Technology, Inc., 8.5%, 2017 (n)	$145,000	$147,175

Construction - 0.2%
Corporacion GEO S.A.B. de C.V., 8.875%, 2014 (n)	$419,000	$434,712

Consumer Products - 0.3%
ACCO Brands Corp., 10.625%, 2015 (n)	$20,000	$21,740
ACCO Brands Corp., 7.625%, 2015	70,000	64,225
Central Garden & Pet Co., 8.25%, 2018	105,000	105,919
Jarden Corp., 7.5%, 2017	110,000	110,550
Libbey Glass, Inc., 10%, 2015 (z)	95,000	98,325

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Products - continued
Visant Holding Corp., 8.75%, 2013	$110,000	$111,650

		$512,409
Consumer Services - 0.6%
KAR Holdings, Inc., 10%, 2015	$235,000	$244,987
KAR Holdings, Inc., FRN, 4.249%, 2014	425,000	393,125
Service Corp. International, 7.375%, 2014	120,000	122,100
Service Corp. International, 7%, 2017	225,000	220,500
Ticketmaster Entertainment, Inc., 10.75%, 2016	170,000	187,000

		$1,167,712
Containers - 0.5%
Crown Americas LLC, 7.625%, 2013	$76,000	$78,280
Graham Packaging Holdings Co., 9.875%, 2014	300,000	306,000
Greif, Inc., 6.75%, 2017	220,000	216,700
Owens-Brockway Glass Container, Inc., 8.25%, 2013	70,000	71,050
Owens-Illinois, Inc., 7.375%, 2016	60,000	61,950
Reynolds Group, 7.75%, 2016 (n)	100,000	101,250

		$835,230
Defense Electronics - 0.1%
L-3 Communications Corp., 5.875%, 2015	$230,000	$230,862

Electronics - 0.3%
Flextronics International Ltd., 6.25%, 2014	$109,000	$108,727
Freescale Semiconductor, Inc., 8.875%, 2014	220,000	195,250
Freescale Semiconductor, Inc., 10.125%, 2018 (z)	70,000	70,700
Jabil Circuit, Inc., 7.75%, 2016	140,000	144,900

		$519,577
Emerging Market Quasi-Sovereign - 4.0%
BNDES Participacoes S.A., 6.5%, 2019 (n)	$248,000	$261,950
Ecopetrol S.A., 7.625%, 2019	201,000	221,100
Empresa Nacional del Petroleo, 6.25%, 2019	662,000	681,613
Gaz Capital S.A., 8.125%, 2014 (n)	784,000	863,184
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)	850,000	1,045,500
Korea Development Bank, 4.375%, 2015	534,000	541,260
Majapahit Holding B.V., 7.75%, 2020 (n)	638,000	661,925
Pemex Project Funding Master Trust, 6.625%, 2035	351,000	335,050
Petrobras International Finance Co., 7.875%, 2019	942,000	1,084,855
Petrobras International Finance Co., 6.875%, 2040	101,000	102,878
Petroleos Mexicanos, 8%, 2019	160,000	185,600
Petroleos Mexicanos, 6%, 2020 (n)	223,000	226,791

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - continued
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 2019 (n)	$101,000	$114,635
Qtel International Finance Ltd., 7.875%, 2019 (n)	504,000	573,722
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	504,000	532,753

		$7,432,816
Emerging Market Sovereign - 4.9%
Republic of Argentina, FRN, 0.943%, 2012	$331,838	$287,494
Republic of Colombia, 7.375%, 2017	374,000	429,165
Republic of Colombia, 7.375%, 2019	233,000	266,785
Republic of Colombia, 7.375%, 2037	348,000	378,450
Republic of Colombia, 6.125%, 2041	906,000	847,110
Republic of Indonesia, 8.5%, 2035	770,000	925,925
Republic of Panama, 8.875%, 2027	427,000	546,560
Republic of Panama, 9.375%, 2029	388,000	519,920
Republic of Peru, 7.35%, 2025	308,000	358,820
Republic of Peru, 6.55%, 2037	444,000	466,200
Republic of Philippines, 6.5%, 2020	100,000	106,875
Republic of Philippines, 7.75%, 2031	389,000	431,790
Republic of Philippines, 6.375%, 2034	409,000	388,039
Republic of Turkey, 7.25%, 2015	657,000	731,734
Republic of Turkey, 7.5%, 2017	100,000	112,625
Republic of Turkey, 6.875%, 2036	372,000	371,070
Republic of Uruguay, 8%, 2022	426,000	492,030
Republic of Uruguay, 7.625%, 2036	560,000	599,200
State of Qatar, 4%, 2015 (n)	115,000	116,150
State of Qatar, 5.25%, 2020 (n)	144,000	146,160
United Mexican States, 5.625%, 2017	306,000	324,360
United Mexican States, 5.95%, 2019	94,000	100,580

		$8,947,042
Energy - Independent - 1.7%
Chaparral Energy, Inc., 8.875%, 2017	$195,000	$159,412
Chesapeake Energy Corp., 9.5%, 2015	15,000	16,312
Chesapeake Energy Corp., 6.375%, 2015	70,000	67,725
Chesapeake Energy Corp., 6.875%, 2016	250,000	245,937
Forest Oil Corp., 8.5%, 2014	45,000	46,462
Forest Oil Corp., 7.25%, 2019	165,000	161,700
Hilcorp Energy I LP, 9%, 2016 (n)	240,000	243,000
Mariner Energy, Inc., 8%, 2017	155,000	148,025
McMoRan Exploration Co., 11.875%, 2014	95,000	101,650
OPTI Canada, Inc., 8.25%, 2014	180,000	160,200
Penn Virginia Corp., 10.375%, 2016	130,000	140,400
Petrohawk Energy Corp., 10.5%, 2014	95,000	103,075

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - continued
Pioneer Natural Resources Co., 6.875%, 2018	$150,000	$147,526
Pioneer Natural Resources Co., 7.5%, 2020	165,000	165,627
Plains Exploration & Production Co., 7%, 2017	305,000	298,138
Quicksilver Resources, Inc., 8.25%, 2015	245,000	247,450
Range Resources Corp., 8%, 2019	155,000	162,363
SandRidge Energy, Inc., 9.875%, 2016 (n)	60,000	61,950
SandRidge Energy, Inc., 8%, 2018 (n)	295,000	282,463
Southwestern Energy Co., 7.5%, 2018	150,000	158,250

		$3,117,665
Energy - Integrated - 0.6%
CCL Finance Ltd., 9.5%, 2014 (n)	$561,000	$625,515
TNK-BP Finance S.A., 6.25%, 2015 (n)	534,000	542,010

		$1,167,525
Entertainment - 0.3%
AMC Entertainment, Inc., 11%, 2016	$200,000	$214,500
AMC Entertainment, Inc., 8.75%, 2019	165,000	170,362
Cinemark USA, Inc., 8.625%, 2019	110,000	114,400

		$499,262
Financial Institutions - 0.9%
CIT Group, Inc., 7%, 2014	$110,000	$100,650
CIT Group, Inc., 7%, 2017	455,000	402,106
GMAC, Inc., 7%, 2012	125,000	124,375
GMAC, Inc., 6.75%, 2014	320,000	305,600
GMAC, Inc., 8%, 2031	332,000	306,270
International Lease Finance Corp., 5.625%, 2013	405,000	345,469

		$1,584,470
Food & Beverages - 0.5%
ARAMARK Corp., 8.5%, 2015	$160,000	$161,600
Dean Foods Co., 7%, 2016	205,000	194,750
Del Monte Foods Co., 6.75%, 2015	300,000	306,000
Pinnacle Foods Finance LLC, 9.25%, 2015	190,000	192,850
TreeHouse Foods, Inc., 7.75%, 2018	120,000	123,150

		$978,350
Forest & Paper Products - 0.7%
Cascades, Inc., 7.75%, 2017 (n)	$100,000	$101,000
Georgia-Pacific Corp., 7.125%, 2017 (n)	140,000	141,400
Georgia-Pacific Corp., 8%, 2024	150,000	156,375
Georgia-Pacific Corp., 7.25%, 2028	45,000	43,312

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Forest & Paper Products - continued
Graphic Packaging International Corp., 9.5%, 2013		$145,000	$147,900
Jefferson Smurfit Corp., 8.25%, 2012 (d)		130,000	107,250
JSG Funding PLC, 7.75%, 2015		10,000	9,700
Millar Western Forest Products Ltd., 7.75%, 2013		585,000	468,000
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	100,000	135,484

			$1,310,421
Gaming & Lodging - 1.4%
Ameristar Casinos, Inc., 9.25%, 2014		$95,000	$97,137
Boyd Gaming Corp., 6.75%, 2014		120,000	102,150
Firekeepers Development Authority, 13.875%, 2015 (n)		145,000	166,750
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)		505,000	5,366
Gaylord Entertainment Co., 6.75%, 2014		135,000	126,900
Harrah’s Operating Co., Inc., 11.25%, 2017		140,000	145,250
Harrah’s Operating Co., Inc., 10%, 2018		177,000	133,635
Host Hotels & Resorts, Inc., 6.75%, 2016		225,000	221,625
Host Hotels & Resorts, Inc., 9%, 2017 (n)		45,000	48,150
MGM Mirage, 10.375%, 2014 (n)		35,000	37,100
MGM Mirage, 7.5%, 2016		160,000	126,800
MGM Mirage, 11.125%, 2017 (n)		85,000	91,800
MGM Mirage, 11.375%, 2018 (n)		220,000	203,500
Penn National Gaming, Inc., 8.75%, 2019 (n)		150,000	148,500
Pinnacle Entertainment, Inc., 7.5%, 2015		125,000	103,438
Royal Caribbean Cruises Ltd., 7%, 2013		135,000	133,988
Royal Caribbean Cruises Ltd., 11.875%, 2015		155,000	175,538
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018		315,000	313,425
Station Casinos, Inc., 6%, 2012 (d)		95,000	13,775
Station Casinos, Inc., 6.5%, 2014 (d)		440,000	2,288
Station Casinos, Inc., 6.875%, 2016 (d)		475,000	2,470
Wyndham Worldwide Corp., 6%, 2016		225,000	218,463

			$2,618,048
Industrial - 0.4%
Altra Holdings, Inc., 8.125%, 2016 (n)		$100,000	$102,500
Aquilex Corp., 11.125%, 2016 (n)		35,000	36,575
Baldor Electric Co., 8.625%, 2017		255,000	261,375
Great Lakes Dredge & Dock Corp., 7.75%, 2013		120,000	118,800
Johnsondiversey Holdings, Inc., 8.25%, 2019 (n)		100,000	103,000
Oshkosh Corp., 8.25%, 2017 (z)		20,000	20,000
Oshkosh Corp., 8.5%, 2020 (z)		20,000	20,000

			$662,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - 0.2%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$415,000	$323,577

Insurance - Property & Casualty - 0.2%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2058 (n)	$230,000	$248,400
USI Holdings Corp., 9.75%, 2015 (z)	205,000	188,088

		$436,488
Local Authorities - 0.0%
University of California Rev. (Build America Bonds), 5.77%, 2043	$60,000	$58,547
Utah Transit Authority Sales Tax Rev. (Build America Bonds), “B”, 5.937%, 2039	20,000	21,069

		$79,616
Machinery & Tools - 0.2%
Case New Holland, Inc., 7.125%, 2014	$195,000	$195,000
Rental Service Corp., 9.5%, 2014	190,000	183,825

		$378,825
Major Banks - 0.5%
Bank of America Corp., 8% to 2018, FRN to 2049	$385,000	$366,951
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049	435,000	449,707
Royal Bank of Scotland Group PLC, FRN, 7.648%, 2049	95,000	76,713

		$893,371
Medical & Health Technology & Services - 2.1%
Biomet, Inc., 10%, 2017	$230,000	$251,275
Biomet, Inc., 11.625%, 2017	140,000	154,700
Community Health Systems, Inc., 8.875%, 2015	320,000	331,200
Cooper Cos., Inc., 7.125%, 2015	115,000	113,275
DaVita, Inc., 6.625%, 2013	98,000	98,245
DaVita, Inc., 7.25%, 2015	300,000	301,125
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	175,000	193,375
HCA, Inc., 6.375%, 2015	165,000	155,100
HCA, Inc., 9.25%, 2016	655,000	695,119
HealthSouth Corp., 8.125%, 2020	220,000	214,500
Psychiatric Solutions, Inc., 7.75%, 2015 (n)	155,000	144,925
Tenet Healthcare Corp., 9.25%, 2015	260,000	263,900
U.S. Oncology, Inc., 10.75%, 2014	185,000	192,400
United Surgical Partners International, Inc., 8.875%, 2017	45,000	46,013
United Surgical Partners International, Inc., 9.25%, 2017 (p)	70,000	72,100
Universal Hospital Services, Inc., 8.5%, 2015 (p)	205,000	198,850
Universal Hospital Services, Inc., FRN, 3.859%, 2015	65,000	54,925

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - continued
VWR Funding, Inc., 10.25%, 2015 (p)	$417,219	$442,252

		$3,923,279
Metals & Mining - 1.2%
Bumi Capital Pte Ltd., 12%, 2016 (n)	$477,000	$491,310
Cloud Peak Energy, Inc., 8.25%, 2017 (n)	120,000	119,700
Cloud Peak Energy, Inc., 8.5%, 2019 (n)	120,000	121,200
FMG Finance Ltd., 10.625%, 2016 (n)	165,000	183,975
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	335,000	363,475
Gerdau Holdings, Inc., 7%, 2020 (n)	530,000	535,300
Peabody Energy Corp., 7.375%, 2016	25,000	26,438
Peabody Energy Corp., “B”, 6.875%, 2013	335,000	339,188

		$2,180,586
Mortgage Backed - 10.8%
Fannie Mae, 5.503%, 2011	$39,000	$41,578
Fannie Mae, 6.088%, 2011	62,000	65,189
Fannie Mae, 4.35%, 2013	179,205	189,993
Fannie Mae, 4.374%, 2013	127,834	135,601
Fannie Mae, 4.518%, 2013	119,167	126,315
Fannie Mae, 5.098%, 2013	66,413	71,887
Fannie Mae, 5.37%, 2013	94,829	101,702
Fannie Mae, 4.778%, 2014	81,536	87,028
Fannie Mae, 4.88%, 2014	100,822	108,840
Fannie Mae, 4.935%, 2014	163,375	176,259
Fannie Mae, 4.56%, 2015	74,122	78,844
Fannie Mae, 4.566%, 2015	125,464	133,534
Fannie Mae, 4.6%, 2015	27,953	29,758
Fannie Mae, 4.69%, 2015	195,272	208,962
Fannie Mae, 4.7%, 2015	146,123	156,258
Fannie Mae, 4.78%, 2015	82,928	88,931
Fannie Mae, 4.79%, 2015	125,138	134,123
Fannie Mae, 4.81%, 2015	186,727	201,429
Fannie Mae, 4.85%, 2015	180,040	193,790
Fannie Mae, 4.856%, 2015	65,311	69,809
Fannie Mae, 4.86%, 2015	162,160	174,736
Fannie Mae, 5.034%, 2015	64,944	70,300
Fannie Mae, 4.5%, 2016 - 2029	1,183,746	1,243,766
Fannie Mae, 5.09%, 2016	66,239	72,000
Fannie Mae, 5.395%, 2016	109,228	120,324
Fannie Mae, 5.424%, 2016	127,244	140,536
Fannie Mae, 5.845%, 2016	57,457	63,969
Fannie Mae, 5.93%, 2016	117,518	132,603

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage Backed - continued
Fannie Mae, 5.5%, 2017 - 2038	$4,403,549	$4,656,008
Fannie Mae, 5.507%, 2017	68,462	75,953
Fannie Mae, 6%, 2017 - 2037	1,958,293	2,092,871
Fannie Mae, 6.5%, 2017 - 2037	279,629	299,969
Fannie Mae, 5.16%, 2018	185,263	202,435
Fannie Mae, 4.67%, 2019	28,000	29,372
Fannie Mae, 4.83%, 2019	74,638	79,182
Fannie Mae, 4.874%, 2019	117,081	126,579
Fannie Mae, 5%, 2019 - 2039	1,054,191	1,095,281
Fannie Mae, 5.05%, 2019	24,868	26,754
Freddie Mac, 4.5%, 2015 - 2028	329,519	343,486
Freddie Mac, 5%, 2017 - 2039	1,705,010	1,785,758
Freddie Mac, 6%, 2017 - 2038	258,670	277,428
Freddie Mac, 4.186%, 2019	146,000	147,663
Freddie Mac, 5.085%, 2019	162,000	172,175
Freddie Mac, 4%, 2024	21,118	21,187
Freddie Mac, 5.5%, 2024 - 2035	1,917,613	2,015,241
Freddie Mac, 5.25%, 2026	137,894	140,309
Freddie Mac, 6.5%, 2037	371,116	401,402
Ginnie Mae, 5.5%, 2033 - 2035	801,678	854,678
Ginnie Mae, 5.612%, 2058	341,840	369,293
Ginnie Mae, 6.357%, 2058	288,198	313,595

		$19,944,683
Municipals - 0.8%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$585,000	$668,450
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2028	270,000	315,457
Massachusetts Water Pollution Abatement Trust, 5.25%, 2033	65,000	76,396
Massachusetts Water Resources Authority Rev., “B”, AGM, 5.25%, 2035	345,000	386,738

		$1,447,041
Natural Gas - Distribution - 0.3%
AmeriGas Partners LP, 7.125%, 2016	$255,000	$255,637
Inergy LP, 6.875%, 2014	320,000	312,000

		$567,637
Natural Gas - Pipeline - 0.6%
Atlas Pipeline Partners LP, 8.125%, 2015	$220,000	$206,250
Atlas Pipeline Partners LP, 8.75%, 2018	190,000	177,650
Crosstex Energy, Inc., 8.875%, 2018 (z)	70,000	71,050

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - continued
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	$175,000	$182,476
El Paso Corp., 8.25%, 2016	125,000	132,500
El Paso Corp., 7%, 2017	75,000	75,230
El Paso Corp., 7.75%, 2032	75,000	72,468
MarkWest Energy Partners LP, 6.875%, 2014	175,000	168,875

		$1,086,499
Network & Telecom - 1.1%
Axtel S.A.B. de C.V., 9%, 2019 (n)	$347,000	$353,072
Cincinnati Bell, Inc., 8.375%, 2014	265,000	266,987
Citizens Communications Co., 9%, 2031	60,000	58,200
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	195,000	208,650
Qwest Communications International, Inc., 8%, 2015 (n)	65,000	67,275
Qwest Communications International, Inc., 7.125%, 2018 (n)	145,000	145,000
Qwest Corp., 8.375%, 2016	92,000	100,740
Telemar Norte Leste S.A., 9.5%, 2019 (n)	365,000	430,244
Windstream Corp., 8.625%, 2016	340,000	345,950

		$1,976,118
Oil Services - 0.2%
Allis-Chalmers Energy, Inc., 8.5%, 2017	$135,000	$115,087
Basic Energy Services, Inc., 7.125%, 2016	55,000	46,750
Expro Finance Luxembourg, 8.5%, 2016 (n)	105,000	104,475
McJunkin Red Man Holding Corp., 9.5%, 2016 (z)	125,000	125,312
Trico Shipping A.S., 11.875%, 2014 (n)	45,000	43,594

		$435,218
Oils - 0.0%
Petroplus Holdings AG, 9.375%, 2019 (n)	$100,000	$88,000

Other Banks & Diversified Financials - 0.8%
Banco BMG S.A., 9.95%, 2019	$502,000	$530,233
Banco Votorantim S.A., 7.375%, 2020 (n)	442,000	453,602
Capital One Financial Corp., 10.25%, 2039	90,000	102,082
LBG Capital No. 1 PLC, 7.875%, 2020 (z)	110,000	91,300
Santander UK PLC, 8.963% to 2030, FRN to 2049	85,000	88,825
VTB Capital S.A., 6.465%, 2015 (z)	264,000	262,944

		$1,528,986
Precious Metals & Minerals - 0.1%
Teck Resources Ltd., 10.25%, 2016	$40,000	$47,700

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Precious Metals & Minerals - continued
Teck Resources Ltd., 10.75%, 2019	$165,000	$202,950

		$250,650
Printing & Publishing - 0.4%
American Media Operations, Inc., 9%, 2013 (p)(z)	$23,792	$14,531
American Media Operations, Inc., 14%, 2013 (p)(z)	254,343	151,030
McClatchy Co., 11.5%, 2017 (z)	75,000	73,125
Nielsen Finance LLC, 10%, 2014	255,000	264,563
Nielsen Finance LLC, 11.5%, 2016	65,000	72,394
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	18,000	16,290
Tribune Co., 5.25%, 2015 (d)	170,000	51,000

		$642,933
Railroad & Shipping - 0.1%
Kansas City Southern Railway, 8%, 2015	$105,000	$107,625
TFM S.A. de C.V., 9.375%, 2012	38,000	39,140

		$146,765
Real Estate - 0.0%
CB Richard Ellis Group, Inc., 11.625%, 2017	$65,000	$71,662

Retailers - 0.8%
Couche-Tard, Inc., 7.5%, 2013	$40,000	$40,200
Dollar General Corp., 11.875%, 2017 (p)	115,000	133,112
Limited Brands, Inc., 5.25%, 2014	155,000	150,350
Limited Brands, Inc., 6.95%, 2033	60,000	51,300
Macy’s, Inc., 5.75%, 2014	235,000	235,587
Macy’s, Inc., 5.9%, 2016	180,000	174,600
Macy’s, Inc., 6.375%, 2037	65,000	57,200
Neiman Marcus Group, Inc., 10.375%, 2015	120,000	119,400
Sally Beauty Holdings, Inc., 10.5%, 2016	85,000	91,588
Toys “R” Us, Inc., 7.625%, 2011	60,000	61,200
Toys “R” Us, Inc., 10.75%, 2017 (n)	175,000	192,063
Toys “R” Us, Inc., 8.5%, 2017 (n)	95,000	95,950

		$1,402,550
Specialty Stores - 0.1%
Payless ShoeSource, Inc., 8.25%, 2013	$151,000	$153,643

Supermarkets - 0.1%
SUPERVALU, Inc., 8%, 2016	$100,000	$100,750

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Supranational - 0.2%
Eurasian Development Bank, 7.375%, 2014 (n)	$434,000	$457,870

Telecommunications - Wireless - 1.4%
Cricket Communications, Inc., 7.75%, 2016	$135,000	$137,194
Crown Castle International Corp., 9%, 2015	170,000	183,600
Crown Castle International Corp., 7.75%, 2017 (n)	90,000	97,425
Crown Castle International Corp., 7.125%, 2019	185,000	185,000
Digicel Group Ltd., 8.25%, 2017 (n)	160,000	152,000
Net Servicos de Comunicacao S.A., 7.5%, 2020	530,000	541,925
Nextel Communications, Inc., 6.875%, 2013	150,000	144,000
NII Holdings, Inc., 10%, 2016 (n)	140,000	151,900
SBA Communications Corp., 8%, 2016 (n)	55,000	57,200
SBA Communications Corp., 8.25%, 2019 (n)	45,000	47,250
Sprint Nextel Corp., 8.375%, 2017	200,000	193,500
Sprint Nextel Corp., 8.75%, 2032	100,000	88,250
Wind Acquisition Finance S.A., 12%, 2015 (n)	500,000	535,000

		$2,514,244
Telephone Services - 0.1%
Frontier Communications Corp., 8.125%, 2018	$165,000	$164,175

Tobacco - 0.1%
Alliance One International, Inc., 10%, 2016 (n)	$135,000	$140,400

Transportation - Services - 0.2%
Commercial Barge Line Co., 12.5%, 2017	$170,000	$177,650
Hertz Corp., 8.875%, 2014	185,000	187,775

		$365,425
U.S. Government Agencies and Equivalents - 0.6%
Aid-Egypt, 4.45%, 2015	$170,000	$183,651
Small Business Administration, 6.34%, 2021	315,598	342,495
Small Business Administration, 6.07%, 2022	262,397	284,146
Small Business Administration, 5.16%, 2028	279,086	296,201

		$1,106,493
U.S. Treasury Obligations - 3.7%
U.S. Treasury Bonds, 2.375%, 2010	$2,101,000	$2,123,651
U.S. Treasury Bonds, 9.25%, 2016	47,000	64,232
U.S. Treasury Bonds, 5.25%, 2029	943,000	1,047,615
U.S. Treasury Notes, 5.125%, 2011 (f)	495,000	525,860
U.S. Treasury Notes, 1.125%, 2012	18,000	18,125
U.S. Treasury Notes, 3.125%, 2013	305,000	321,013

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Notes, 4%, 2014	$18,000	$19,547
U.S. Treasury Notes, 1.875%, 2014	822,000	820,844
U.S. Treasury Notes, 4%, 2015	297,000	321,781
U.S. Treasury Notes, 3.75%, 2018	1,362,000	1,393,923
U.S. Treasury Notes, 6.375%, 2027	106,000	132,666

		$6,789,257
Utilities - Electric Power - 1.7%
AES Corp., 8%, 2017	$555,000	$551,531
Calpine Corp., 8%, 2016 (n)	175,000	177,187
Colbun S.A., 6%, 2020 (n)	454,000	457,227
Dynegy Holdings, Inc., 7.5%, 2015	180,000	156,600
Dynegy Holdings, Inc., 7.5%, 2015 (n)	115,000	99,475
Dynegy Holdings, Inc., 7.75%, 2019	90,000	70,650
Edison Mission Energy, 7%, 2017	355,000	260,037
Energy Future Holdings, 10%, 2020 (n)	100,000	102,000
NRG Energy, Inc., 7.375%, 2016	535,000	527,644
RRI Energy, Inc., 7.875%, 2017	114,000	106,590
Texas Competitive Electric Holdings LLC, 10.25%, 2015	710,000	530,654

		$3,039,595
Total Bonds (Identified Cost, $97,292,596)		$100,582,569

Common Stocks - 37.0%
Aerospace - 0.6%
Goodrich Corp.	2,640	$173,263
Lockheed Martin Corp.	1,940	150,854
Northrop Grumman Corp.	13,056	799,811

		$1,123,928
Automotive - 0.3%
Accuride Corp. (a)	35,636	$48,822
Ford Motor Co. (a)	20,080	235,739
Johnson Controls, Inc.	8,420	261,862

		$546,423
Broadcasting - 0.2%
CBS Corp., “B”	29,000	$376,710
Dex One Corp. (a)	1,975	58,849
Supermedia, Inc. (a)	205	8,610

		$444,169

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Brokerage & Asset Managers - 0.1%
Affiliated Managers Group, Inc. (a)	2,140	$152,218
CME Group, Inc.	420	126,710

		$278,928
Cable TV - 0.3%
Comcast Corp., “A”	10,170	$167,195
Time Warner Cable, Inc.	7,740	361,381

		$528,576
Chemicals - 0.7%
Celanese Corp.	5,830	$181,838
Dow Chemical Co.	17,614	498,652
PPG Industries, Inc.	9,340	574,784

		$1,255,274
Computer Software - Systems - 0.1%
Dupont Fabros Technology, Inc.	7,752	$151,939

Construction - 0.2%
Lennox International, Inc.	4,260	$179,772
Nortek, Inc. (a)	3,126	115,662

		$295,434
Consumer Products - 0.3%
Kimberly-Clark Corp.	2,173	$131,988
Newell Rubbermaid, Inc.	16,850	231,688
Procter & Gamble Co.	2,270	143,646

		$507,322
Consumer Services - 0.2%
Apollo Group, Inc., “A” (a)	2,470	$147,904
DeVry, Inc.	2,000	126,300
Service Corp. International	22,090	178,045

		$452,249
Electrical Equipment - 1.0%
General Electric Co.	70,972	$1,139,810
Tyco Electronics Ltd.	10,420	267,065
WESCO International, Inc. (a)	13,310	384,526

		$1,791,401
Electronics - 0.5%
Intel Corp.	21,707	$445,645
Jabil Circuit, Inc.	10,060	152,610

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - continued
Marvell Technology Group Ltd. (a)	12,570	$242,852

		$841,107
Energy - Independent - 0.2%
Apache Corp.	3,100	$321,284

Energy - Integrated - 2.8%
Chevron Corp.	21,185	$1,531,675
ConocoPhillips	4,440	213,120
Exxon Mobil Corp.	31,580	2,052,700
Hess Corp.	12,400	729,120
Marathon Oil Corp.	20,000	579,000

		$5,105,615
Food & Beverages - 0.3%
Archer Daniels Midland Co.	6,610	$194,070
General Mills, Inc.	3,337	240,297
Kraft Foods, Inc., ”A”	7,350	208,960

		$643,327
Forest & Paper Products - 0.7%
MeadWestvaco Corp.	4,630	$106,212
Weyerhaeuser Co.	30,220	1,220,888

		$1,327,100
Gaming & Lodging - 0.3%
Las Vegas Sands Corp. (a)	14,020	$233,153
Royal Caribbean Cruises Ltd. (a)	8,541	241,454

		$474,607
General Merchandise - 0.3%
Macy’s, Inc.	32,085	$614,428

Health Maintenance Organizations - 0.2%
WellPoint, Inc. (a)	7,310	$452,270

Insurance - 1.9%
ACE Ltd.	2,477	$123,825
Aflac, Inc.	5,460	269,997
Allied World Assurance Co. Holdings Ltd.	4,270	196,847
Chubb Corp.	4,420	223,033
Endurance Specialty Holdings Ltd.	11,460	440,752
MetLife, Inc.	22,032	801,744

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - continued
Prudential Financial, Inc.	13,260	$694,957
Travelers Cos., Inc.	12,980	682,618

		$3,433,773
Leisure & Toys - 0.4%
Activision Blizzard, Inc.	14,650	$155,729
Hasbro, Inc.	6,210	222,194
Mattel, Inc.	14,420	317,096

		$695,019
Machinery & Tools - 0.4%
Eaton Corp.	4,870	$331,744
Kennametal, Inc.	7,480	194,854
Timken Co.	9,290	243,677

		$770,275
Major Banks - 3.0%
Bank of America Corp.	71,966	$1,198,954
Bank of New York Mellon Corp.	13,550	386,446
Goldman Sachs Group, Inc.	4,690	733,281
JPMorgan Chase & Co.	32,800	1,376,616
Morgan Stanley	6,960	196,133
PNC Financial Services Group, Inc.	8,090	434,918
State Street Corp.	3,640	163,472
Wells Fargo & Co.	34,970	956,080

		$5,445,900
Medical & Health Technology & Services - 0.1%
Lincare Holdings, Inc. (a)	4,860	$195,178

Metals & Mining - 0.2%
Cliffs Natural Resources, Inc.	5,080	$286,512
Nucor Corp.	3,940	163,116

		$449,628
Natural Gas - Distribution - 0.2%
NiSource, Inc.	29,440	$442,189

Natural Gas - Pipeline - 0.5%
El Paso Corp.	30,460	$318,916
Williams Cos., Inc.	31,609	680,858

		$999,774

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Oil Services - 0.5%
Halliburton Co.	6,940	$209,241
Nabors Industries Ltd. (a)	6,700	147,668
National Oilwell Varco, Inc.	11,570	502,948

		$859,857
Other Banks & Diversified Financials - 0.8%
American Express Co.	20,580	$785,950
New York Community Bancorp, Inc.	18,190	281,763
People’s United Financial, Inc.	21,040	331,801

		$1,399,514
Pharmaceuticals - 1.4%
Eli Lilly & Co.	6,792	$233,237
Johnson & Johnson	9,220	580,860
Merck & Co., Inc.	12,673	467,380
Pfizer, Inc.	72,000	1,263,600

		$2,545,077
Printing & Publishing - 0.1%
American Media, Inc. (a)	4,358	$12,506
Lamar Advertising Co., “A” (a)	8,710	261,997
World Color Press, Inc. (a)	829	9,121

		$283,624
Railroad & Shipping - 0.2%
CSX Corp.	6,800	$322,728

Real Estate - 13.9%
Alexandria Real Estate Equities, Inc., REIT	13,390	$825,092
Atrium European Real Estate Ltd.	44,967	285,941
AvalonBay Communities, Inc., REIT	6,355	517,424
BioMed Realty Trust, Inc., REIT	61,135	944,536
Boston Properties, Inc., REIT	13,460	914,338
CapLease, Inc., REIT	91,286	401,658
Digital Realty Trust, Inc., REIT	31,364	1,617,755
Douglas Emmett, Inc., REIT	16,833	237,177
Duke Realty Corp., REIT	23,839	264,613
Entertainment Property Trust, REIT	10,747	410,750
Equity Lifestyle Properties, Inc., REIT	12,547	624,088
Equity Residential, REIT	22,683	818,403
Federal Realty Investment Trust, REIT	11,909	821,245
HCP, Inc., REIT	52,687	1,516,332
Home Properties, Inc., REIT	13,641	624,758

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Real Estate - continued
Kimco Realty Corp., REIT	81,983	$1,138,744
Lexington Corporate Properties Trust, REIT	92,283	549,084
Mack-Cali Realty Corp., REIT	19,056	639,138
Medical Properties Trust, Inc., REIT	105,157	1,082,066
Mercialys, REIT	5,874	210,596
Mid-America Apartment Communities, Inc., REIT	12,947	672,467
Nationwide Health Properties, Inc., REIT	11,732	389,385
Plum Creek Timber Co. Inc., REIT	23,741	848,266
Public Storage, Inc., REIT	23,648	1,943,629
SEGRO PLC, REIT	30,042	145,990
Simon Property Group, Inc., REIT	36,784	2,879,819
SL Green Realty Corp., REIT	10,903	556,707
Starwood Property Trust, Inc., REIT	21,745	406,849
Ventas, Inc., REIT	37,649	1,663,709
Vornado Realty Trust, REIT	23,791	1,563,545

		$25,514,104
Restaurants - 0.3%
Darden Restaurants, Inc.	15,512	$629,012

Special Products & Services - 0.0%
Mark IV Industries LLC, Common Units, “A” (a)	200	$5,000

Specialty Chemicals - 0.2%
Cytec Industries, Inc.	8,370	$357,148

Specialty Stores - 0.5%
Home Depot, Inc.	12,790	$399,048
Limited Brands, Inc.	25,090	554,740

		$953,788
Telecommunications - Wireless - 0.1%
Sprint Nextel Corp. (a)	46,680	$155,444

Telephone Services - 1.4%
AT&T, Inc.	44,470	$1,103,301
CenturyTel, Inc.	9,904	339,410
Qwest Communications International, Inc.	29,670	135,295
Verizon Communications, Inc.	21,280	615,630
Virgin Media, Inc.	25,190	408,078

		$2,601,714

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Tobacco - 0.3%
Philip Morris International, Inc.	3,560	$174,369
Reynolds American, Inc.	7,450	393,360

		$567,729
Trucking - 0.1%
United Parcel Service, Inc., “B”	3,310	$194,429

Utilities - Electric Power - 1.2%
Alliant Energy Corp.	5,170	$163,527
American Electric Power Co., Inc.	13,081	439,783
Constellation Energy Group, Inc.	4,830	169,388
DPL, Inc.	5,620	149,155
Edison International	8,370	273,113
FirstEnergy Corp.	3,950	152,667
PG&E Corp.	3,340	140,013
PPL Corp.	14,450	411,536
Public Service Enterprise Group, Inc.	8,240	244,893

		$2,144,075
Total Common Stocks (Identified Cost, $57,998,346)		$68,120,360

Floating Rate Loans (g)(r) - 1.2%
Aerospace - 0.1%
Hawker Beechcraft Acquisition Co. LLC, Term Loan B, 10.5%, 2014	$104,074	$95,033

Automotive - 0.4%
Federal Mogul Corp., Term Loan B, 2.16%, 2014	$225,002	$196,807
Ford Motor Co., Term Loan B, 3.25%, 2013	662,338	618,734

		$815,541
Broadcasting - 0.2%
Gray Television, Inc., Term Loan B, 3.75%, 2014	$118,637	$106,655
Local TV Finance LLC, Term Loan B, 2.26%, 2013	13,666	11,821
Young Broadcasting, Inc., Term Loan B, 4.75%, 2012 (d)	157,214	127,867
Young Broadcasting, Inc., Term Loan B-1, 4.75%, 2012 (d)	145,505	118,344

		$364,687
Building - 0.0%
Building Materials Corp., Term Loan B, 3%, 2014	$32,911	$32,047

Chemicals - 0.2%
LyondellBasell, Dutch Tranche Revolving Credit Loan, 3.72%, 2014	$5,479	$3,834
LyondellBasell, Dutch Tranche Term Loan A, 3.72%, 2013	12,403	8,678

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Chemicals - continued
LyondellBasell, German Term Loan B-1, 3.97%, 2014	$15,730	$11,007
LyondellBasell, German Term Loan B-2, 3.97%, 2014	15,730	11,007
LyondellBasell, German Term Loan B-3, 3.97%, 2014	15,730	11,007
LyondellBasell, Second Priority DIP Term Loan, 5.79%, 2010	110,401	115,259
LyondellBasell, Super Priority DIP Term Loan, 9.16%, 2010 (q)	38,589	40,161
LyondellBasell, Term Loan B-1, 7%, 2014	68,259	47,762
LyondellBasell, Term Loan B-2, 7%, 2014	68,259	47,762
LyondellBasell, Term Loan B-3, 7%, 2014	68,259	47,762
LyondellBasell, U.S. Tranche Revolving Credit Loan, 3.72%, 2014	20,547	14,377
LyondellBasell, U.S. Tranche Term Loan A, 3.72%, 2014	39,148	27,393

		$386,009
Gaming & Lodging - 0.0%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.54%, 2014 (a)	$302,859	$30,286

Printing & Publishing - 0.1%
Tribune Co., Term Loan B, 6.5%, 2014 (d)	$346,192	$199,709

Specialty Stores - 0.1%
Michaels Stores, Inc., Term Loan B, 2.51%, 2013	$105,349	$94,880
Michaels Stores, Inc., Term Loan B-2, 4.76%, 2016	138,910	132,331

		$227,211
Utilities - Electric Power - 0.1%
TXU Corp., Term Loan B-3, 3.72%, 2014	$189,347	$151,478
Total Floating Rate Loans (Identified Cost, $2,454,317)		$2,302,001

Preferred Stocks - 0.2%
Financial Institutions - 0.1%
GMAC, Inc., 7% (z)	151	$106,875

Major Banks - 0.1%
Bank of America Corp., 8.625%	11,075	$278,204
Total Preferred Stocks (Identified Cost, $393,145)		$385,079

Convertible Bonds - 0.0%
Automotive - 0.0%
Accuride Corp., 7.5%, 2020 (Identified Cost, $50,909)	$50,909	$88,636

Portfolio of Investments – continued

	Strike Price	First Exercise	Shares/Par	Value ($)

Warrants - 0.0%
Printing & Publishing - 0.0%
World Color Press, Inc. (1 share for 1 warrant) (a)	$13.00	8/26/09	469	$2,467
World Color Press, Inc. (1 share for 1 warrant) (a)	$16.30	8/26/09	469	1,782
Total Warrants (Identified Cost, $21,878)				$4,249

Money Market Funds (v) - 5.8%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value			10,587,045	$10,587,045

Put Options Purchased - 0.1%
iShares Dow Jones U.S. Real Estate - June 2010 @ $35			2,000	$92,000
iShares Dow Jones U.S. Real Estate - March 2010 @ $37			1,000	3,000
iShares Dow Jones U.S. Real Estate - March 2010 @ $38			1,000	4,000
Total Put Options Purchased (Identified Cost, $319,840)				$99,000
Total Investments (Identified Cost, $169,118,076)				$182,168,939

Other Assets, Less Liabilities - 1.0%				1,788,282
Net Assets - 100.0%				$183,957,221

(a)	Non-income producing security.
(d)	Non-income producing security - in default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $19,359,398, representing 10.5% of net assets.
(p)	Payment-in-kind security.
(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Portfolio of Investments – continued

Restricted Securities	Acquisition Date	Cost	Current Market Value
American Media Operations, Inc., 9%, 2013	1/30/09-11/02/09	$16,449	$14,531
American Media Operations, Inc., 14%, 2013	1/30/09-11/02/09	152,869	151,030
Bonten Media Acquisition Co., 9%, 2015	5/22/07-12/01/09	313,957	102,686
Building Materials Holding Corp., 7%, 2020	2/02/10	100,000	100,000
Cablevision Systems Corp., 8.625%, 2017	2/26/10	67,600	66,950
Crosstex Energy, Inc., 8.875%, 2018	2/03/10	68,541	71,050
Freescale Semiconductor, Inc., 10.125%, 2018	2/09/10	70,000	70,700
GMAC, Inc., 7% (Preferred Stock)	12/29/08	116,270	106,875
LBG Capital No. 1 PLC, 7.875%, 2020	1/08/10	99,078	91,300
LBI Media, Inc., 8.5%, 2017	7/18/07	123,316	105,625
Libbey Glass, Inc., 10%, 2015	1/28/10-2/24/10	98,369	98,325
Local TV Finance LLC, 9.25%, 2015	11/09/07-12/15/09	482,117	272,042
McClatchy Co., 11.5%, 2017	2/04/10-2/08/10	74,025	73,125
McJunkin Red Man Holding Corp., 9.5%, 2016	1/21/10-2/24/10	126,626	125,312
Oshkosh Corp., 8.25%, 2017	2/26/10	20,000	20,000
Oshkosh Corp., 8.5%, 2020	2/26/10	20,000	20,000
USI Holdings Corp., 9.75%, 2015	4/26/07-11/28/07	198,610	188,088
VTB Capital S.A., 6.465%, 2015	2/25/10	264,000	262,944
Total Restricted Securities			$1,940,583
% of Net Assets			1.1%

The following abbreviations are used in this report and are defined:

CLN	Credit-Linked Note
DIP	Debtor-in-Possession
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
STRIPS	Separate Trading of Registered Interest and Principal of Securities

Insurers
AGM	Assured Guaranty Municipal

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Portfolio of Investments – continued

Derivative Contracts at 2/28/10

Forward Foreign Contracts Outstanding at 2/28/10

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Barclays Bank PLC	139,000	3/15/10	$203,497	$189,269	$14,228
SELL	EUR	HSBC Bank	145,710	3/15/10	207,728	198,407	9,321
SELL	EUR	UBS AG	454,233	3/15/10	663,635	618,507	45,128

							$68,677

Liability Derivatives
BUY	EUR	Barclays Bank PLC	199,234	3/15/10	$275,888	$271,287	$(4,601)
BUY	EUR	Goldman Sachs International	49,974	3/15/10	69,479	68,048	(1,431)
BUY	EUR	UBS AG	96,600	3/15/10	132,267	131,536	(731)

							$(6,763)

Futures Contracts Outstanding at 2/28/10

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond (Long)	USD	4	$470,750	Jun-10	$5,767
U.S. Treasury Note 2 yr (Long)	USD	4	869,750	Jun-10	1,318
U.S. Treasury Note 5 yr (Long)	USD	10	1,159,375	Jun-10	5,825

					$12,910

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	8	$939,875	Jun-10	$(6,528)

At February 28, 2010, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $158,531,031)	$171,581,894
Underlying funds, at cost and value	10,587,045
Total investments, at value (identified cost, $169,118,076)	$182,168,939
Cash	259,909
Receivables for
Forward foreign currency exchange contracts	68,677
Daily variation margin on open futures contracts	3,250
Investments sold	1,533,048
Fund shares sold	694,801
Interest and dividends	1,656,644
Receivable from investment adviser	17,310
Other assets	2,381
Total assets	$186,404,959
Liabilities
Payables for
Distributions	$147,544
Forward foreign currency exchange contracts	6,763
Investments purchased	1,859,190
Fund shares reacquired	279,296
Payable to affiliates
Investment adviser	13,082
Shareholder servicing costs	39,186
Distribution and service fees	10,131
Administrative services fee	412
Payable for independent Trustees’ compensation	780
Accrued expenses and other liabilities	91,354
Total liabilities	$2,447,738
Net assets	$183,957,221
Net assets consist of
Paid-in capital	$222,178,426
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	13,119,024
Accumulated net realized gain (loss) on investments and foreign currency transactions	(51,251,718)
Accumulated distributions in excess of net investment income	(88,511)
Net assets	$183,957,221
Shares of beneficial interest outstanding	19,171,756

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$116,317,993	12,120,187	$9.60
Class C	63,377,273	6,607,557	9.59
Class I	3,834,580	399,452	9.60
Class R1	105,864	11,042	9.59
Class R2	106,743	11,134	9.59
Class R3	107,163	11,169	9.59
Class R4	107,605	11,215	9.59

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.08 [100 / 95.25 x $9.60]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/28/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$7,878,064
Dividends	2,028,771
Dividends from underlying funds	10,861
Foreign taxes withheld	(9,006)
Total investment income	$9,908,690
Expenses
Management fee	$1,081,554
Distribution and service fees	824,136
Shareholder servicing costs	180,742
Administrative services fee	37,036
Independent Trustees’ compensation	6,434
Custodian fee	75,149
Shareholder communications	33,226
Auditing fees	55,621
Legal fees	5,863
Miscellaneous	101,255
Total expenses	$2,401,016
Fees paid indirectly	(46)
Reduction of expenses by investment adviser	(432,988)
Net expenses	$1,967,982
Net investment income	$7,940,708
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(8,468,673)
Futures contracts	35,580
Foreign currency transactions	(68,729)
Net realized gain (loss) on investments and foreign currency transactions	$(8,501,822)
Change in unrealized appreciation (depreciation)
Investments	$61,134,365
Futures contracts	2,555
Translation of assets and liabilities in foreign currencies	52,335
Net unrealized gain (loss) on investments and foreign currency translation	$61,189,255
Net realized and unrealized gain (loss) on investments and foreign currency	$52,687,433
Change in net assets from operations	$60,628,141

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 2/28
	2010	2009
Change in net assets
From operations
Net investment income	$7,940,708	$10,438,751
Net realized gain (loss) on investments and foreign currency transactions	(8,501,822)	(36,372,090)
Net unrealized gain (loss) on investments and foreign currency translation	61,189,255	(34,795,187)
Change in net assets from operations	$60,628,141	$(60,728,526)
Distributions declared to shareholders
From net investment income	$(8,471,693)	$(10,698,523)
From net realized gain on investments	—	(304,559)
Total distributions declared to shareholders	$(8,471,693)	$(11,003,082)
Change in net assets from fund share transactions	$(7,589,192)	$(39,417,237)
Total change in net assets	$44,567,256	$(111,148,845)
Net assets
At beginning of period	139,389,965	250,538,810
At end of period (including accumulated distributions in excess of net investment income of $88,511 and undistributed net investment income of $236,747)	$183,957,221	$139,389,965

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 2/29, 2/28
	2010	2009	2008	2007 (c)
Net asset value, beginning of period	$6.88	$10.04	$10.95	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.47	$0.47	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	2.75	(3.13)	(0.80)	0.93
Total from investment operations	$3.18	$(2.66)	$(0.33)	$1.30
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.49)	$(0.48)	$(0.35)
From net realized gain on investments	—	(0.01)	(0.10)	(0.00	)(w)
Total distributions declared to shareholders	$(0.46)	$(0.50)	$(0.58)	$(0.35)
Net asset value, end of period	$9.60	$6.88	$10.04	$10.95
Total return (%) (r)(s)(t)	47.12	(27.43)	(3.18)	13.20	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.23	1.18	1.36	(a)
Expenses after expense reductions (f)	0.94	0.95	0.95	0.95	(a)
Net investment income	5.02	5.23	4.35	4.45	(a)
Portfolio turnover	79	80	89	46
Net assets at end of period (000 omitted)	$116,318	$91,445	$166,546	$156,447

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 2/29, 2/28
	2010	2009	2008	2007 (c)
Net asset value, beginning of period	$6.88	$10.03	$10.94	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.41	$0.39	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	2.74	(3.13)	(0.80)	0.93
Total from investment operations	$3.11	$(2.72)	$(0.41)	$1.23
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.42)	$(0.40)	$(0.29)
From net realized gain on investments	—	(0.01)	(0.10)	(0.00	)(w)
Total distributions declared to shareholders	$(0.40)	$(0.43)	$(0.50)	$(0.29)
Net asset value, end of period	$9.59	$6.88	$10.03	$10.94
Total return (%) (r)(s)(t)	45.90	(27.88)	(3.87)	12.51	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	1.93	1.89	2.01	(a)
Expenses after expense reductions (f)	1.69	1.65	1.65	1.65	(a)
Net investment income	4.27	4.54	3.64	3.67	(a)
Portfolio turnover	79	80	89	46
Net assets at end of period (000 omitted)	$63,377	$46,617	$82,486	$64,316

Class I	Years ended 2/29, 2/28
	2010	2009	2008	2007 (c)
Net asset value, beginning of period	$6.88	$10.04	$10.95	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.50	$0.51	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	2.75	(3.14)	(0.81)	0.91
Total from investment operations	$3.20	$(2.64)	$(0.30)	$1.32
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.51)	$(0.51)	$(0.37)
From net realized gain on investments	—	(0.01)	(0.10)	(0.00	)(w)
Total distributions declared to shareholders	$(0.48)	$(0.52)	$(0.61)	$(0.37)
Net asset value, end of period	$9.60	$6.88	$10.04	$10.95
Total return (%) (r)(s)	47.47	(27.21)	(2.89)	13.45	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.93	0.88	1.29	(a)
Expenses after expense reductions (f)	0.69	0.65	0.65	0.65	(a)
Net investment income	4.95	5.56	4.67	4.84	(a)
Portfolio turnover	79	80	89	46
Net assets at end of period (000 omitted)	$3,835	$1,036	$1,507	$2,459

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 2/28
	2010	2009 (i)
Net asset value, beginning of period	$6.87	$9.83
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	2.75	(2.94)
Total from investment operations	$3.12	$(2.67)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.29)
Net asset value, end of period	$9.59	$6.87
Total return (%) (r)(s)	46.11	(27.52	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	1.97	(a)
Expenses after expense reductions (f)	1.69	1.65	(a)
Net investment income	4.24	4.76	(a)
Portfolio turnover	79	80
Net assets at end of period (000 omitted)	$106	$73

Class R2	Years ended 2/28
	2010	2009 (i)
Net asset value, beginning of period	$6.87	$9.83
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	2.75	(2.93)
Total from investment operations	$3.16	$(2.64)
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.32)
Net asset value, end of period	$9.59	$6.87
Total return (%) (r)(s)	46.82	(27.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45	1.48	(a)
Expenses after expense reductions (f)	1.19	1.15	(a)
Net investment income	4.74	5.26	(a)
Portfolio turnover	79	80
Net assets at end of period (000 omitted)	$107	$73

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 2/28
	2010	2009 (i)
Net asset value, beginning of period	$6.88	$9.84
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	2.74	(2.93)
Total from investment operations	$3.17	$(2.62)
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.34)
Net asset value, end of period	$9.59	$6.88
Total return (%) (r)(s)	46.96	(27.12	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.22	(a)
Expenses after expense reductions (f)	0.94	0.90	(a)
Net investment income	4.99	5.49	(a)
Portfolio turnover	79	80
Net assets at end of period (000 omitted)	$107	$73

Class R4	Years ended 2/28
	2010	2009 (i)
Net asset value, beginning of period	$6.88	$9.84
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	2.73	(2.93)
Total from investment operations	$3.19	$(2.61)
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.35)
Net asset value, end of period	$9.59	$6.88
Total return (%) (r)(s)	47.32	(26.99	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.97	(a)
Expenses after expense reductions (f)	0.69	0.65	(a)
Net investment income	5.24	5.76	(a)
Portfolio turnover	79	80
Net assets at end of period (000 omitted)	$108	$73

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, May 26, 2006, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, July 1, 2008 (Classes R1, R2, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Diversified Income Fund (the fund) is a series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund may invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which

Notes to Financial Statements – continued

such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily

Notes to Financial Statements – continued

available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such

Notes to Financial Statements – continued

as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of February 28, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$67,712,747	$227,537	$12,506	$67,952,790
Foreign Equities	655,898	—	—	655,898
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	10,880,808	—	10,880,808
Non-U.S. Sovereign Debt	—	16,837,728	—	16,837,728
Municipal Bonds	—	1,447,041	—	1,447,041
Corporate Bonds	—	39,549,603	—	39,549,603
Residential Mortgage-Backed Securities	—	19,944,683	—	19,944,683
Commercial Mortgage-Backed Securities	—	655,651	—	655,651
Foreign Bonds	—	11,173,215	—	11,173,215
Floating Rate Loans	—	2,302,001	—	2,302,001
Other Fixed Income Securities	—	182,476	—	182,476
Mutual Funds	10,587,045	—	—	10,587,045
Total Investments	$78,955,690	$103,200,743	$12,506	$182,168,939

Other Financial Instruments
Futures	$6,382	$—	$—	$6,382
Forward Currency Contracts	—	61,914	—	61,914

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 2/28/09	$9,326
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	3,180
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of 2/28/10	$12,506

The net change in unrealized (depreciation) from investments still held as Level 3 at February 28, 2010 is $3,180.

Notes to Financial Statements – continued

In January 2010, Accounting Standards Update (ASU) No. 2010-06, Improving Disclosures about Fair Value Measurements (the “Update”) was issued, and is effective for interim and annual reporting periods beginning after December 15, 2009. This Update provides for expanded disclosures about fair value measurements. Management has evaluated the application of the Update to the fund, and believes the impact is limited to expanded disclosures resulting from the adoption of this Update in the fund’s financial statements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Notes to Financial Statements – continued

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2010, which are not accounted for as hedging instruments under FASB Accounting standard Codification 815, Derivatives and Hedging (ASC 815):

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$12,910	$(6,528)
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	68,677	(6,763)
Equity Contracts	Purchased Equity Options	99,000	—
Total		$180,587	$(13,291)

(a)	All derivative valuations are specifically referenced within the fund’s Statement of Assets and Liabilities except for purchased options and futures contracts. The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation/depreciation as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2010 as reported in the Statement of Operations:

	Futures Contracts	Foreign Currency Transactions	Purchased Options
Interest Rate Contracts	$35,580	$—	$(12,594)
Foreign Exchange Contracts	—	(73,048)	—
Equity Contracts	—	—	(44,608)
Total	$35,580	$(73,048)	$(57,202)

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended February 28, 2010 as reported in the Statement of Operations:

	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Purchased Options
Interest Rate Contracts	$2,555	$—	$—
Foreign Exchange Contracts	—	52,341	—
Equity Contracts	—	—	(220,840)
Total	$2,555	$52,341	$(220,840)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted

Notes to Financial Statements – continued

cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

Notes to Financial Statements – continued

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially

Notes to Financial Statements – continued

more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At February 28, 2010, the fund had unfunded loan commitments of $12,859, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum

Notes to Financial Statements – continued

exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended February 28, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income,

Notes to Financial Statements – continued

expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, defaulted bonds, and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	2/28/10	2/28/09
Ordinary income (including any short-term capital gains)	$8,471,693	$10,699,563
Long-term capital gains	—	303,519
	$8,471,693	$11,003,082

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/10
Cost of investments	$177,348,171
Gross appreciation	9,831,749
Gross depreciation	(5,010,981)
Net unrealized appreciation (depreciation)	$4,820,768

Undistributed ordinary income	698,684
Capital loss carryforwards	(43,010,019)
Other temporary differences	(730,638)

As of February 28, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

2/28/17	$(14,203,673)
2/28/18	(28,806,346)
$(43,010,019)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in

Notes to Financial Statements – continued

separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

From net investment income

	Year ended 2/28/10	Year ended 2/28/09
Class A	$5,790,209	$7,389,821
Class C	2,530,928	3,219,569
Class I	131,206	75,606
Class R1	4,289	3,045
Class R2	4,775	3,344
Class R3	5,020	3,496
Class R4	5,266	3,642
Total	$8,471,693	$10,698,523

From net realized gain on investments

	Year ended 2/28/10	Year ended 2/28/09
Class A	$—	$201,107
Class C	—	101,612
Class I	—	1,840
Total	$—	$304,559

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets. The adviser and the fund have engaged a sub-adviser for the real estate related component of the fund, Sun Capital Advisers LLC, referred to as Sun Capital or the sub-adviser. MFS pays a sub-advisory fee to the sub-adviser in an amount equal to 0.30% annually of the average daily net asset value of the fund’s assets managed by the sub-adviser. The fund is not responsible for paying the sub-advisory fee.

At the commencement of the period until June 30, 2009, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses did not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class C	Class I	Class R1	Class R2	Class R3	Class R4
0.90%	1.65%	0.65%	1.65%	1.15%	0.90%	0.65%

Notes to Financial Statements – continued

Effective July 1, 2009, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class C	Class I	Class R1	Class R2	Class R3	Class R4
0.95%	1.70%	0.70%	1.70%	1.20%	0.95%	0.70%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until June 30, 2010. For the year ended February 28, 2010, these reductions amounted to $431,996 and are reflected as a reduction of total expenses in the Statement of Operations.

Effective July 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.10%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2011.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $40,546 for the year ended February 28, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$271,090
Class C	0.75%	0.25%	1.00%	1.00%	551,403
Class R1	0.75%	0.25%	1.00%	1.00%	936
Class R2	0.25%	0.25%	0.50%	0.50%	471
Class R3	—	0.25%	0.25%	0.25%	236
Total Distribution and Service Fees					$824,136

(d)

As of February 28, 2010, in accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net

Notes to Financial Statements – continued

assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2010 based on each class’ average daily net assets.

Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2010, were as follows:

Amount
Class A	$598
Class C	4,116

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 28, 2010, the fee was $60,029, which equated to 0.0360% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended February 28, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $120,713.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2010 was equivalent to an annual effective rate of 0.0222% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment

Notes to Financial Statements – continued

of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended February 28, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,880 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $992, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$27,415,276	$27,686,245
Investments (non-U.S. Government securities)	$100,704,547	$116,299,049

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/28/10		Year ended 2/28/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,044,087	$26,342,501	2,270,917	$20,962,624
Class C	1,367,721	12,303,241	1,141,244	10,335,267
Class I	310,755	2,822,701	53,881	477,755
Class R1 (i)	—	—	10,173	100,000
Class R2 (i)	—	—	10,173	100,000
Class R3 (i)	—	—	10,162	100,000
Class R4 (i)	—	—	10,163	100,000
	4,722,563	$41,468,443	3,506,713	$32,175,646

Notes to Financial Statements – continued

	Year ended 2/28/10		Year ended 2/28/09
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	540,822	$4,706,859	692,298	$6,075,547
Class C	186,069	1,616,346	233,961	2,048,749
Class I	9,337	82,026	8,885	77,430
Class R1 (i)	492	4,289	377	3,045
Class R2 (i)	548	4,775	413	3,343
Class R3 (i)	576	5,020	431	3,376
Class R4 (i)	603	5,266	449	3,642
	738,447	$6,424,581	936,814	$8,215,132
Shares reacquired
Class A	(4,752,596)	$(40,470,307)	(6,264,365)	$(54,667,121)
Class C	(1,724,255)	(14,356,702)	(2,820,150)	(24,581,087)
Class I	(71,205)	(655,207)	(62,262)	(559,807)
	(6,548,056)	$(55,482,216)	(9,146,777)	$(79,808,015)
Net change
Class A	(1,167,687)	$(9,420,947)	(3,301,150)	$(27,628,950)
Class C	(170,465)	(437,115)	(1,444,945)	(12,197,071)
Class I	248,887	2,249,520	504	(4,622)
Class R1 (i)	492	4,289	10,550	103,045
Class R2 (i)	548	4,775	10,586	103,343
Class R3 (i)	576	5,020	10,593	103,376
Class R4 (i)	603	5,266	10,612	103,642
	(1,087,046)	$(7,589,192)	(4,703,250)	$(39,417,237)

(i)	For the period from the class’ inception, July 1, 2008 (Classes R1, R2, R3, and R4), through the stated period end.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended February 28, 2010, the fund’s commitment fee

Notes to Financial Statements – continued

and interest expense were $2,562 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,507,238	80,192,715	(72,112,908)	10,587,045

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$10,861	$10,587,045

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Diversified Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Diversified Income Fund (the Fund), including the portfolio of investments, as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Diversified Income Fund at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 16, 2010

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of Series Trust XIII, which was held on January 28, 2010, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	1,032,293,399.030	11,637,964.891
Lawrence H. Cohn, M.D.	1,031,950,876.692	11,980,487.229
Maureen R. Goldfarb	1,031,642,662.252	12,288,701.669
David H. Gunning	1,032,309,618.768	11,621,745.153
William R. Gutow	1,032,290,350.617	11,641,013.304
Michael Hegarty	1,032,359,691.581	11,571,672.340
John P. Kavanaugh	1,032,318,540.469	11,612,823.452
Robert J. Manning	1,032,274,419.961	11,656,943.960
Robert C. Pozen	1,032,293,943.612	11,637,420.309
J. Dale Sherratt	1,032,077,468.592	11,853,895.328
Laurie J. Thomsen	1,032,190,103.026	11,741,260.895
Robert W. Uek	1,032,228,491.962	11,702,871.958

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of April 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Sub-Investment Adviser	Independent Registered Public Accounting Firm
Sun Capital Advisers LLC One Sun Life Executive Park, Wellesley Hills, MA 02481	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Distributor
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741
Portfolio Managers
John Addeo
David Cole
Richard Gable
Thomas Pedulla
Matthew Ryan
Jonathan Sage
Leo Saraceno
Geoffrey Schechter
James Swanson

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 13.31% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Government Securities Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

2/28/10

MFG-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for the recovery we are seeing today.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process.

While hurdles remain, we believe that the global economy is on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can help investors by providing the diversification that is important in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

April 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	54.7%
U.S. Treasury Securities	23.2%
U.S. Government Agencies and Equivalents	10.4%
Municipal Bonds	3.7%
Commercial Mortgage-Backed Securities	1.2%
High Grade Corporates	0.2%

Credit quality (a)(i)
AAA	86.7%
AA	3.1%
Other	10.2%

Portfolio facts (i)
Average Duration (d)	3.9
Average Effective Maturity (m)	5.4 yrs.

(a)	Included in the rating categories are: (1) debt securities and fixed income structured products which have long-term public ratings; and (2) U.S. Government Securities (all of which are given AAA ratings). U.S. Government Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. government agencies or U.S. government-sponsored entities. All other rated securities are assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. U.S. Government Securities are given AAA ratings. Ratings are shown in the S&P scale and are subject to change. Assets not included in the rated securities categories are included in the “Other” category and include treasury bond futures, unrated securities, cash and cash equivalents.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the components include the market value of securities and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts, if applicable. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 2/28/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 28, 2010, Class A shares of the MFS Government Securities Fund (the “fund”) provided a total return of 6.31%, at net asset value. This compares with a return of 4.61% for the fund’s benchmark, the Barclays Capital U.S. Government/Mortgage Bond Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. Around the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the U.S. Federal Reserve continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. This changing dynamic caused asset valuations to move broadly sideways during the latter part of the period.

4

Management Review – continued

Contributors to Performance

Relative to the Barclays Capital U.S. Government/Mortgage Bond Index, the fund’s greater exposure to “AA” rated(r) securities, which constitute less than 1% of the benchmark, was a key contributor to relative outperformance as this credit quality sector outperformed higher-rated securities.

A greater exposure to Federal National Mortgage Association (Fannie Mae) mortgage-backed securities also enhanced relative returns.

The fund’s holdings of commercial mortgage-backed securities and municipal bonds, neither of which is represented in the benchmark, were additional positive factors for relative returns as both sectors performed well over the reporting period.

Detractors from Performance

The fund’s lesser exposure to Government National Mortgage Association (Ginnie Mae) and Federal Home Loan Association (Freddie Mac) mortgage-backed securities held back relative performance as these bonds outperformed the benchmark over the reporting period.

Respectfully,

Geoffrey Schechter
Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used. For securities which are not rated by either of the two agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 2/28/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 2/28/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	7/25/84	6.31%	5.44%	5.89%	N/A
B	8/30/93	5.52%	4.66%	5.16%	N/A
C	4/01/96	5.40%	4.64%	5.14%	N/A
I	1/02/97	6.57%	5.71%	6.21%	N/A
R1	4/01/05	5.52%	N/A	N/A	4.77%
R2	10/31/03	6.04%	5.06%	N/A	4.62%
R3	4/01/05	6.31%	N/A	N/A	5.53%
R4	4/01/05	6.46%	N/A	N/A	5.83%
Comparative benchmark
Barclays Capital U.S. Government/ Mortgage Bond Index (f)		4.61%	5.67%	6.38%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		1.26%	4.42%	5.38%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		1.52%	4.33%	5.16%	N/A
C With CDSC (1% for 12 months) (x)		4.40%	4.64%	5.14%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

September 1, 2009 through February 28, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009 through February 28, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/09	Ending Account Value 2/28/10	Expenses Paid During Period (p) 9/01/09-2/28/10
A	Actual	0.87%	$1,000.00	$1,025.05	$4.37
	Hypothetical (h)	0.87%	$1,000.00	$1,020.48	$4.36
B	Actual	1.62%	$1,000.00	$1,021.24	$8.12
	Hypothetical (h)	1.62%	$1,000.00	$1,016.76	$8.10
C	Actual	1.62%	$1,000.00	$1,021.22	$8.12
	Hypothetical (h)	1.62%	$1,000.00	$1,016.76	$8.10
I	Actual	0.62%	$1,000.00	$1,026.33	$3.11
	Hypothetical (h)	0.62%	$1,000.00	$1,021.72	$3.11
R1	Actual	1.62%	$1,000.00	$1,021.24	$8.12
	Hypothetical (h)	1.62%	$1,000.00	$1,016.76	$8.10
R2	Actual	1.12%	$1,000.00	$1,023.78	$5.62
	Hypothetical (h)	1.12%	$1,000.00	$1,019.24	$5.61
R3	Actual	0.87%	$1,000.00	$1,025.05	$4.37
	Hypothetical (h)	0.87%	$1,000.00	$1,020.48	$4.36
R4	Actual	0.62%	$1,000.00	$1,026.33	$3.11
	Hypothetical (h)	0.62%	$1,000.00	$1,021.72	$3.11

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

2/28/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 89.7%
Issuer	Shares/Par	Value ($)

Agency - Other - 6.0%
Financing Corp., 10.7%, 2017	$14,360,000	$20,853,707
Financing Corp., 9.4%, 2018	11,750,000	16,106,971
Financing Corp., 9.8%, 2018	14,975,000	21,040,968
Financing Corp., 10.35%, 2018	15,165,000	21,998,774
Financing Corp., STRIPS, 0%, 2017	18,780,000	13,648,928

		$93,649,348
Asset Backed & Securitized - 1.2%
Commercial Mortgage Pass-Through Certificates, 5.306%, 2046	$9,314,763	$8,526,377
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.818%, 2049	5,431,290	4,975,575
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.99%, 2051	5,341,614	5,385,565

		$18,887,517
Local Authorities - 0.2%
University of California Rev. (Build America Bonds), 5.77%, 2043	$2,750,000	$2,683,423
Utah Transit Authority Sales Tax Rev. (Build America Bonds), “B”, 5.937%, 2039	900,000	948,105

		$3,631,528
Mortgage Backed - 54.4%
Fannie Mae, 4%, 2016	$943,193	$961,633
Fannie Mae, 4.35%, 2013	873,626	926,217
Fannie Mae, 4.374%, 2013	2,428,854	2,576,427
Fannie Mae, 4.5%, 2015-2029	42,182,019	44,396,358
Fannie Mae, 4.518%, 2013	576,766	611,362
Fannie Mae, 4.543%, 2013	2,621,815	2,789,146
Fannie Mae, 4.56%, 2015	2,261,049	2,405,084
Fannie Mae, 4.6%, 2014	4,144,362	4,429,401
Fannie Mae, 4.609%, 2014	5,699,521	6,094,900
Fannie Mae, 4.62%, 2015	3,231,126	3,449,962
Fannie Mae, 4.665%, 2015	1,527,448	1,632,393
Fannie Mae, 4.67%, 2019	1,180,000	1,237,806
Fannie Mae, 4.69%, 2015	1,244,740	1,332,006
Fannie Mae, 4.7%, 2015	2,279,791	2,442,169
Fannie Mae, 4.73%, 2012	2,662,306	2,835,996
Fannie Mae, 4.74%, 2015	1,731,951	1,855,531

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage Backed - continued
Fannie Mae, 4.77%, 2012 - 2014	$2,204,399	$2,361,750
Fannie Mae, 4.78%, 2015	1,884,972	2,021,426
Fannie Mae, 4.79%, 2012 - 2015	3,302,216	3,520,514
Fannie Mae, 4.81%, 2015	1,624,529	1,752,434
Fannie Mae, 4.815%, 2015	1,968,000	2,112,871
Fannie Mae, 4.82%, 2014 - 2015	5,042,780	5,429,273
Fannie Mae, 4.83%, 2019	1,644,377	1,744,813
Fannie Mae, 4.839%, 2014	8,273,702	8,891,773
Fannie Mae, 4.845%, 2013	3,607,924	3,874,327
Fannie Mae, 4.85%, 2015	1,394,383	1,500,876
Fannie Mae, 4.87%, 2015	1,329,696	1,429,841
Fannie Mae, 4.872%, 2014	5,467,874	5,850,951
Fannie Mae, 4.874%, 2019	5,411,807	5,850,850
Fannie Mae, 4.88%, 2020	1,131,845	1,207,496
Fannie Mae, 4.89%, 2015	1,231,303	1,328,753
Fannie Mae, 4.92%, 2014	919,553	988,604
Fannie Mae, 4.921%, 2015	4,676,813	5,050,313
Fannie Mae, 4.935%, 2014	758,785	818,627
Fannie Mae, 4.94%, 2019	435,013	464,464
Fannie Mae, 4.989%, 2017	4,560,066	4,922,220
Fannie Mae, 5%, 2013 - 2039	73,259,686	76,621,312
Fannie Mae, 5.05%, 2017 - 2019	3,099,793	3,352,467
Fannie Mae, 5.06%, 2013 - 2017	3,298,125	3,537,683
Fannie Mae, 5.09%, 2016	600,000	650,940
Fannie Mae, 5.098%, 2013	2,730,304	2,955,350
Fannie Mae, 5.1%, 2014 - 2015	3,199,373	3,479,195
Fannie Mae, 5.16%, 2018	831,792	908,892
Fannie Mae, 5.19%, 2020	2,024,837	2,161,665
Fannie Mae, 5.27%, 2016	650,000	709,196
Fannie Mae, 5.3%, 2017	771,489	845,004
Fannie Mae, 5.37%, 2013 - 2018	3,776,581	4,101,817
Fannie Mae, 5.38%, 2017	2,036,331	2,240,535
Fannie Mae, 5.424%, 2016	4,446,935	4,911,475
Fannie Mae, 5.465%, 2015	5,419,734	5,982,193
Fannie Mae, 5.5%, 2017 - 2038	187,397,732	198,224,041
Fannie Mae, 5.503%, 2011	1,743,000	1,858,212
Fannie Mae, 5.507%, 2017	1,486,599	1,649,256
Fannie Mae, 6%, 2017 - 2037	67,152,251	71,627,722
Fannie Mae, 6.005%, 2012	1,163,106	1,245,111
Fannie Mae, 6.022%, 2010	1,600,000	1,657,839
Fannie Mae, 6.088%, 2011	2,736,000	2,876,743
Fannie Mae, 6.26%, 2012	366,020	396,278

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage Backed - continued
Fannie Mae, 6.5%, 2016 - 2037	$22,975,595	$24,770,257
Fannie Mae, 7.5%, 2024 - 2031	490,920	552,606
Freddie Mac, 3.75%, 2024	229,506	230,248
Freddie Mac, 4%, 2024	207,166	207,850
Freddie Mac, 4.186%, 2019	2,800,000	2,831,890
Freddie Mac, 4.375%, 2015	2,940,701	3,023,422
Freddie Mac, 4.5%, 2010 - 2028	21,756,426	22,599,969
Freddie Mac, 5%, 2016 - 2039	52,831,335	55,188,877
Freddie Mac, 5.085%, 2019	6,865,000	7,296,189
Freddie Mac, 5.5%, 2021 - 2036	81,634,967	85,979,329
Freddie Mac, 6%, 2017 - 2038	47,336,723	50,833,627
Freddie Mac, 6.5%, 2016 - 2038	9,498,949	10,269,593
Ginnie Mae, 4%, 2032	729,647	751,825
Ginnie Mae, 5.5%, 2033 - 2038	34,255,976	36,400,214
Ginnie Mae, 5.612%, 2058	12,758,659	13,783,307
Ginnie Mae, 6.357%, 2058	6,827,233	7,428,883

		$855,239,579
Municipals - 3.7%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$12,420,000	$14,191,713
Harris County, TX, “C”, AGM, 5.25%, 2027	8,275,000	9,622,005
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2028	7,075,000	8,266,147
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2027	5,080,000	6,057,646
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “K”, 5.5%, 2032	5,515,000	6,691,736
Massachusetts Water Pollution Abatement Trust, 5.25%, 2033	2,465,000	2,897,188
Massachusetts Water Resources Authority Rev., “B”, AGM, 5.25%, 2035	8,950,000	10,032,771

		$57,759,206
U.S. Government Agencies and Equivalents - 4.3%
Aid-Egypt, 4.45%, 2015	$6,204,000	$6,702,181
Empresa Energetica Cornito Ltd., 6.07%, 2010	1,626,000	1,650,797
Farmer Mac, 5.5%, 2011 (n)	11,110,000	11,723,705
Small Business Administration, 9.5%, 2010	6,329	6,386
Small Business Administration, 9.65%, 2010	5,825	5,921
Small Business Administration, 9.25%, 2010	6,510	6,668
Small Business Administration, 9.7%, 2010	4,985	5,048
Small Business Administration, 9.3%, 2010	20,178	20,671
Small Business Administration, 8.625%, 2011	21,747	22,514

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Government Agencies and Equivalents - continued
Small Business Administration, 8.8%, 2011	$21,938	$22,413
Small Business Administration, 6.35%, 2021	1,605,386	1,741,761
Small Business Administration, 6.34%, 2021	2,051,387	2,226,214
Small Business Administration, 6.44%, 2021	1,783,406	1,939,763
Small Business Administration, 6.625%, 2021	1,857,129	2,027,756
Small Business Administration, 6.07%, 2022	1,904,256	2,062,086
Small Business Administration, 4.98%, 2023	1,994,701	2,095,913
Small Business Administration, 4.89%, 2023	4,647,187	4,958,983
Small Business Administration, 4.77%, 2024	3,970,128	4,185,659
Small Business Administration, 5.52%, 2024	2,919,754	3,118,205
Small Business Administration, 4.99%, 2024	3,444,124	3,642,411
Small Business Administration, 4.86%, 2024	2,603,035	2,753,893
Small Business Administration, 4.86%, 2025	3,917,840	4,143,128
Small Business Administration, 5.11%, 2025	3,589,293	3,805,066
U.S. Department of Housing & Urban Development, 6.36%, 2016	7,000,000	7,498,393
U.S. Department of Housing & Urban Development, 6.59%, 2016	1,340,000	1,363,852

		$67,729,387
U.S. Treasury Obligations - 19.9%
U.S. Treasury Bonds, 7.5%, 2016	$3,421,000	$4,374,337
U.S. Treasury Bonds, 4.75%, 2017	11,447,000	12,703,491
U.S. Treasury Bonds, 6.25%, 2023	1,445,000	1,764,706
U.S. Treasury Bonds, 6%, 2026	5,933,000	7,120,526
U.S. Treasury Bonds, 6.75%, 2026	6,811,000	8,804,280
U.S. Treasury Bonds, 5.25%, 2029	38,818,000	43,124,391
U.S. Treasury Bonds, 6.25%, 2030	3,166,000	3,957,006
U.S. Treasury Bonds, 5%, 2037	13,954,000	15,129,192
U.S. Treasury Notes, 1.125%, 2012	12,294,000	12,379,480
U.S. Treasury Notes, 4.125%, 2012	15,630,000	16,821,788
U.S. Treasury Notes, 3.625%, 2013	5,523,000	5,907,887
U.S. Treasury Notes, 3.375%, 2013	2,594,000	2,753,897
U.S. Treasury Notes, 3.125%, 2013	48,289,000	50,824,173
U.S. Treasury Notes, 4%, 2014	2,232,000	2,423,814
U.S. Treasury Notes, 1.875%, 2014	38,743,000	38,688,527
U.S. Treasury Notes, 4%, 2015	13,740,000	14,886,438
U.S. Treasury Notes, 2.625%, 2016	4,787,000	4,747,359
U.S. Treasury Notes, 3.75%, 2018 (f)	62,250,000	63,709,016
U.S. Treasury Notes, 6.375%, 2027	2,309,000	2,889,857

		$313,010,165
Total Bonds (Identified Cost, $1,342,251,010)		$1,409,906,730

14

Portfolio of Investments – continued

Money Market Funds (v) - 9.8%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value	154,222,839	$154,222,839
Total Investments (Identified Cost, $1,496,473,849)		$1,564,129,569

Other Assets, Less Liabilities - 0.5%		7,333,792
Net Assets - 100.0%		$1,571,463,361

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $11,723,705 representing 0.7% of net assets.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

Derivative Contracts at 2/28/10

Futures Contracts Outstanding at 2/28/10

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr (Long)	USD	180	$39,138,750	Jun-10	$59,317
U.S. Treasury Note 5 yr (Long)	USD	141	16,347,188	Jun-10	82,124

					$141,441

Liability Derivatives
Interest Rate Futures
U.S Treasury Bond 30 yr (Short)	USD	60	$7,061,250	Jun-10	$(86,929)

At February 28, 2010 the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
STRIPS	Separate Trading of Registered Interest and Principal of Securities

Insurers
AGM	Assured Guaranty Municipal

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,342,251,010)	$1,409,906,730
Underlying funds, at cost and value	154,222,839
Total investments, at value (identified cost, $1,496,473,849)	$1,564,129,569
Cash	322,369
Receivables for
Daily variation margin on open futures contracts	12,750
Fund shares sold	2,548,161
Interest	8,793,175
Other assets	16,753
Total assets	$1,575,822,777
Liabilities
Payables for
Distributions	$928,262
Fund shares reacquired	2,656,029
Payable to affiliates
Investment adviser	68,753
Shareholder servicing costs	393,641
Distribution and service fees	52,170
Administrative services fee	2,688
Payable for independent Trustees’ compensation	94,398
Accrued expenses and other liabilities	163,475
Total liabilities	$4,359,416
Net assets	$1,571,463,361
Net assets consist of
Paid-in capital	$1,539,786,491
Unrealized appreciation (depreciation) on investments	67,710,232
Accumulated net realized gain (loss) on investments	(37,231,501)
Undistributed net investment income	1,198,139
Net assets	$1,571,463,361
Shares of beneficial interest outstanding	154,842,476

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$923,917,533	91,040,274	$10.15
Class B	74,841,593	7,383,957	10.14
Class C	116,621,710	11,465,734	10.17
Class I	318,667,133	31,403,492	10.15
Class R1	6,246,300	616,124	10.14
Class R2	73,052,498	7,205,922	10.14
Class R3	46,779,715	4,610,121	10.15
Class R4	11,336,879	1,116,852	10.15
(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.66 [100 / 95.25 x $10.15]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/28/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Interest income	$63,781,964
Dividends from underlying funds	162,989
Total investment income	$63,944,953
Expenses
Management fee	$5,868,064
Distribution and service fees	4,630,158
Shareholder servicing costs	2,276,296
Administrative services fee	257,684
Independent Trustees’ compensation	53,424
Custodian fee	215,827
Shareholder communications	153,710
Auditing fees	50,268
Legal fees	37,223
Miscellaneous	272,983
Total expenses	$13,815,637
Reduction of expenses by investment adviser	(8,980)
Net expenses	$13,806,657
Net investment income	$50,138,296
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$9,800,692
Futures contracts	1,896,062
Net realized gain (loss) on investments	$11,696,754
Change in unrealized appreciation (depreciation)
Investments	$26,041,702
Futures contracts	(550,099)
Net unrealized gain (loss) on investments	$25,491,603
Net realized and unrealized gain (loss) on investments	$37,188,357
Change in net assets from operations	$87,326,653

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 2/28
	2010	2009
Change in net assets
From operations
Net investment income	$50,138,296	$55,146,606
Net realized gain (loss) on investments	11,696,754	18,126,845
Net unrealized gain (loss) on investments	25,491,603	8,704,474
Change in net assets from operations	$87,326,653	$81,977,925
Distributions declared to shareholders
From net investment income	$(55,242,760)	$(60,313,891)
Change in net assets from fund share transactions	$98,887,942	$56,939,681
Total change in net assets	$130,971,835	$78,603,715
Net assets
At beginning of period	1,440,491,526	1,361,887,811
At end of period (including undistributed net investment income of $1,198,139 and $953,978, respectively)	$1,571,463,361	$1,440,491,526

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 2/29, 2/28
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.92	$9.78	$9.48	$9.47	$9.65
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.39	$0.41	$0.40	$0.39
Net realized and unrealized gain (loss) on investments	0.27	0.17	0.33	0.04	(0.17)
Total from investment operations	$0.62	$0.56	$0.74	$0.44	$0.22
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.42)	$(0.44)	$(0.43)	$(0.40)
Net asset value, end of period	$10.15	$9.92	$9.78	$9.48	$9.47
Total return (%) (r)(s)(t)	6.31	5.95	8.02	4.75	2.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.91	0.84	0.88	0.90
Expenses after expense reductions (f)	0.88	0.80	0.73	0.78	0.80
Net investment income	3.49	3.98	4.35	4.29	4.03
Portfolio turnover	32	57	55	14	73
Net assets at end of period (000 omitted)	$923,918	$888,523	$740,620	$731,126	$826,001

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 2/29, 2/28
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.91	$9.77	$9.47	$9.46	$9.64
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.32	$0.34	$0.33	$0.31
Net realized and unrealized gain (loss) on investments	0.26	0.17	0.33	0.04	(0.16)
Total from investment operations	$0.54	$0.49	$0.67	$0.37	$0.15
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.35)	$(0.37)	$(0.36)	$(0.33)
Net asset value, end of period	$10.14	$9.91	$9.77	$9.47	$9.46
Total return (%) (r)(s)(t)	5.52	5.16	7.22	3.97	1.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.66	1.59	1.64	1.65
Expenses after expense reductions (f)	1.63	1.55	1.49	1.54	1.55
Net investment income	2.75	3.25	3.61	3.55	3.27
Portfolio turnover	32	57	55	14	73
Net assets at end of period (000 omitted)	$74,842	$102,852	$94,206	$124,277	$175,207

Class C	Years ended 2/29, 2/28
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.95	$9.81	$9.51	$9.50	$9.68
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.31	$0.34	$0.33	$0.32
Net realized and unrealized gain (loss) on investments	0.26	0.18	0.33	0.04	(0.17)
Total from investment operations	$0.53	$0.49	$0.67	$0.37	$0.15
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.35)	$(0.37)	$(0.36)	$(0.33)
Net asset value, end of period	$10.17	$9.95	$9.81	$9.51	$9.50
Total return (%) (r)(s)(t)	5.40	5.16	7.21	3.97	1.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.66	1.59	1.64	1.65
Expenses after expense reductions (f)	1.62	1.55	1.49	1.54	1.55
Net investment income	2.71	3.21	3.59	3.55	3.27
Portfolio turnover	32	57	55	14	73
Net assets at end of period (000 omitted)	$116,622	$92,046	$35,316	$27,529	$35,768

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Years ended 2/29, 2/28
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.92	$9.78	$9.48	$9.47	$9.65
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.41	$0.44	$0.42	$0.41
Net realized and unrealized gain (loss) on investments	0.26	0.18	0.32	0.04	(0.17)
Total from investment operations	$0.64	$0.59	$0.76	$0.46	$0.24
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.45)	$(0.46)	$(0.45)	$(0.42)
Net asset value, end of period	$10.15	$9.92	$9.78	$9.48	$9.47
Total return (%) (r)(s)	6.57	6.21	8.28	5.01	2.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.66	0.59	0.63	0.65
Expenses after expense reductions (f)	0.63	0.55	0.48	0.53	0.55
Net investment income	3.73	4.26	4.61	4.54	4.34
Portfolio turnover	32	57	55	14	73
Net assets at end of period (000 omitted)	$318,667	$286,371	$449,109	$432,536	$359,623

Class R1	Years ended 2/29, 2/28
	2010	2009	2008	2007	2006 (i)
Net asset value, beginning of period	$9.91	$9.77	$9.48	$9.46	$9.57
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.32	$0.33	$0.32	$0.29
Net realized and unrealized gain (loss) on investments	0.26	0.17	0.32	0.05	(0.12	)(g)
Total from investment operations	$0.54	$0.49	$0.65	$0.37	$0.17
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.35)	$(0.36)	$(0.35)	$(0.28)
Net asset value, end of period	$10.14	$9.91	$9.77	$9.48	$9.46
Total return (%) (r)(s)	5.52	5.16	7.00	3.98	1.82	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.66	1.68	1.82	1.85	(a)
Expenses after expense reductions (f)	1.63	1.55	1.58	1.62	1.68	(a)
Net investment income	2.74	3.24	3.45	3.45	3.25	(a)
Portfolio turnover	32	57	55	14	73
Net assets at end of period (000 omitted)	$6,246	$5,713	$3,832	$586	$192

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Years ended 2/29, 2/28
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.91	$9.77	$9.48	$9.47	$9.65
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.36	$0.37	$0.37	$0.35
Net realized and unrealized gain (loss) on investments	0.27	0.18	0.32	0.03	(0.18)
Total from investment operations	$0.59	$0.54	$0.69	$0.40	$0.17
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.40)	$(0.40)	$(0.39)	$(0.35)
Net asset value, end of period	$10.14	$9.91	$9.77	$9.48	$9.47
Total return (%) (r)(s)	6.04	5.69	7.51	4.34	1.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.16	1.19	1.37	1.40
Expenses after expense reductions (f)	1.12	1.05	1.09	1.17	1.24
Net investment income	3.22	3.74	3.95	3.89	3.64
Portfolio turnover	32	57	55	14	73
Net assets at end of period (000 omitted)	$73,052	$35,616	$13,863	$3,928	$1,392

Class R3	Years ended 2/29, 2/28
	2010	2009	2008	2007	2006 (i)
Net asset value, beginning of period	$9.92	$9.78	$9.48	$9.48	$9.58
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.39	$0.40	$0.39	$0.36
Net realized and unrealized gain (loss) on investments	0.27	0.17	0.33	0.02	(0.11	)(g)
Total from investment operations	$0.62	$0.56	$0.73	$0.41	$0.25
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.42)	$(0.43)	$(0.41)	$(0.35)
Net asset value, end of period	$10.15	$9.92	$9.78	$9.48	$9.48
Total return (%) (r)(s)	6.31	5.95	7.88	4.49	2.64	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.91	0.95	1.02	1.05	(a)
Expenses after expense reductions (f)	0.87	0.80	0.85	0.92	0.95	(a)
Net investment income	3.47	3.98	4.21	4.15	4.02	(a)
Portfolio turnover	32	57	55	14	73
Net assets at end of period (000 omitted)	$46,780	$25,009	$15,317	$8,108	$1,305

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Years ended 2/29, 2/28
	2010	2009	2008	2007	2006 (i)
Net asset value, beginning of period	$9.93	$9.78	$9.51	$9.47	$9.58
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.41	$0.43	$0.42	$0.37
Net realized and unrealized gain (loss) on investments	0.26	0.19	0.29	0.06	(0.10	)(g)
Total from investment operations	$0.63	$0.60	$0.72	$0.48	$0.27
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.45)	$(0.45)	$(0.44)	$(0.38)
Net asset value, end of period	$10.15	$9.93	$9.78	$9.51	$9.47
Total return (%) (r)(s)	6.46	6.32	7.85	5.24	2.81	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.66	0.65	0.73	0.75	(a)
Expenses after expense reductions (f)	0.62	0.55	0.55	0.63	0.65	(a)
Net investment income	3.71	4.23	4.47	4.44	4.20	(a)
Portfolio turnover	32	57	55	14	73
Net assets at end of period (000 omitted)	$11,337	$4,361	$3,772	$54	$51

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3 and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Fund (the fund) is a series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund may invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Futures contracts are generally valued at last posted

24

Notes to Financial Statements – continued

settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

25

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of February 28, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$474,388,900	$—	$474,388,900
Municipal Bonds	—	57,759,206	—	57,759,206
Corporate Bonds	—	3,631,528	—	3,631,528
Residential Mortgage-Backed Securities	—	855,239,579	—	855,239,579
Commercial Mortgage-Backed Securities	—	18,887,517	—	18,887,517
Mutual Funds	154,222,839	—	—	154,222,839
Total Investments	$154,222,839	$1,409,906,730	$—	$1,564,129,569

Other Financial Instruments
Futures	$54,512	$—	$—	$54,512

For further information regarding security characteristics, see the Portfolio of Investments.

In January 2010, Accounting Standards Update (ASU) No. 2010-06, Improving Disclosures about Fair Value Measurements (the “Update”) was issued, and is effective for interim and annual reporting periods beginning after December 15, 2009. This Update provides for expanded disclosures about fair value measurements. Management has evaluated the application of the Update to the fund, and believes the impact is limited to expanded disclosures resulting from the adoption of this Update in the fund’s financial statements.

26

Notes to Financial Statements – continued

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

27

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2010, which are not accounted for as hedging instruments under FASB Accounting standard Codification 815, Derivatives and Hedging (ASC 815):

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$141,441	$(86,929)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statements of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2010 as reported in the Statement of Operations:

	Futures Contracts	Purchased Options
Interest Rate Contracts	$1,896,062	$(451,400)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended February 28, 2010 as reported in the Statement of Operations:

Futures Contracts
Interest Rate Contracts	$(550,099)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in

28

Notes to Financial Statements – continued

an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

29

Notes to Financial Statements – continued

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the

30

Notes to Financial Statements – continued

ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

The fund may enter into “TBA” (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended February 28, 2010, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax

31

Notes to Financial Statements – continued

regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	2/28/10	2/28/09
Ordinary income (including any short-term capital gains)	$55,242,760	$60,313,891

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/10
Cost of investments	$1,509,681,160
Gross appreciation	58,905,087
Gross depreciation	(4,456,678)
Net unrealized appreciation (depreciation)	$54,448,409

Undistributed ordinary income	5,667,195
Capital loss carryforwards	(22,561,736)
Post-October capital loss deferral	(454,571)
Other temporary differences	(5,422,427)

As of February 28, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

2/28/13	$(8,807,563)
2/28/14	(6,955,037)
2/28/15	(6,799,136)
Total	$(22,561,736)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and

32

Notes to Financial Statements – continued

unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 2/28/10	Year ended 2/28/09
Class A	$34,422,498	$34,242,413
Class B	2,827,407	3,368,060
Class C	3,307,032	1,920,789
Class I	11,075,341	18,559,115
Class R (b)	—	27,242
Class R1	193,209	168,193
Former Class R2 (b)	—	7,080
Class R2	1,778,346	1,019,497
Class R3	1,378,388	851,472
Class R4	260,539	180,030
Total	$55,242,760	$60,313,891

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses did not exceed 0.25% annually of the fund’s average daily net assets. This agreement terminated on June 30, 2009. For the period March 1, 2009 through June 30, 2009, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

The investment adviser has also agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses,

33

Notes to Financial Statements – continued

such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets with respect to each class:

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
0.90%	1.65%	1.65%	0.65%	1.65%	1.15%	0.90%	0.65%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2011. For the year ended February 28, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $284,028 for the year ended February 28, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,242,791
Class B	0.75%	0.25%	1.00%	1.00%	907,404
Class C	0.75%	0.25%	1.00%	1.00%	1,075,935
Class R1	0.75%	0.25%	1.00%	1.00%	62,461
Class R2	0.25%	0.25%	0.50%	0.50%	250,903
Class R3	—	0.25%	0.25%	0.25%	90,664
Total Distribution and Service Fees					$4,630,158

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2010 based on each class’ average daily net assets.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are

34

Notes to Financial Statements – continued

subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2010, were as follows:

Amount
Class A	$2,685
Class B	109,257
Class C	49,422

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 28, 2010, the fee was $756,264, which equated to 0.0515% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended February 28, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,141,328.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended February 28, 2010, these costs for the fund amounted to $378,704 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2010 was equivalent to an annual effective rate of 0.0176% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers

35

Notes to Financial Statements – continued

of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $7,082 and the Retirement Deferral plan resulted in an expense of $3,494. Both amounts are included in independent Trustees’ compensation for the year ended February 28, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $88,777 at February 28, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended February 28, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $16,841 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $8,980, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is

36

Notes to Financial Statements – continued

included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$413,384,208	$469,255,964
Investments (non-U.S. Government securities)	$30,950,731	$45,604,325

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/28/10		Year ended 2/28/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	30,152,926	$303,515,458	36,229,732	$353,298,621
Class B	2,250,198	22,570,039	5,054,054	49,209,313
Class C	6,820,065	68,787,912	7,530,047	73,680,973
Class I	12,697,855	127,567,025	2,318,775	22,546,276
Class R (b)	—	—	32,055	313,147
Class R1	381,748	3,829,688	410,987	3,997,989
Former Class R2 (b)	—	—	10,483	102,533
Class R2	5,655,407	56,941,017	3,309,244	32,248,235
Class R3	3,532,952	35,577,880	1,790,102	17,513,310
Class R4	917,796	9,282,098	289,133	2,819,189
	62,408,947	$628,071,117	56,974,612	$555,729,586
Shares issued to shareholders in reinvestment of distributions
Class A	2,538,614	$25,594,453	2,584,508	$25,149,001
Class B	226,503	2,279,487	275,795	2,679,317
Class C	200,512	2,026,448	133,289	1,303,894
Class I	1,062,592	10,717,601	1,909,001	18,530,779
Class R (b)	—	—	316	3,100
Class R1	18,996	191,277	17,260	167,779
Former Class R2 (b)	—	—	430	4,212
Class R2	149,809	1,510,214	87,813	854,500
Class R3	136,428	1,376,308	87,216	848,926
Class R4	7,776	78,553	4,471	43,490
	4,341,230	$43,774,341	5,100,099	$49,584,998

37

Notes to Financial Statements – continued

	Year ended 2/28/10		Year ended 2/28/09
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(31,182,922)	$(313,229,747)	(24,995,709)	$(243,917,251)
Class B	(5,470,545)	(54,932,982)	(4,597,149)	(44,734,776)
Class C	(4,807,469)	(48,455,838)	(2,011,586)	(19,700,064)
Class I	(11,215,801)	(112,328,817)	(21,291,303)	(208,133,292)
Class R (b)	—	—	(512,315)	(4,971,830)
Class R1	(360,873)	(3,622,302)	(244,141)	(2,377,979)
Former Class R2 (b)	—	—	(129,745)	(1,258,860)
Class R2	(2,191,570)	(21,982,239)	(1,223,250)	(11,930,112)
Class R3	(1,579,439)	(15,907,194)	(923,038)	(9,012,778)
Class R4	(248,104)	(2,498,397)	(239,795)	(2,337,961)
	(57,056,723)	$(572,957,516)	(56,168,031)	$(548,374,903)
Net change
Class A	1,508,618	$15,880,164	13,818,531	$134,530,371
Class B	(2,993,844)	(30,083,456)	732,700	7,153,854
Class C	2,213,108	22,358,522	5,651,750	55,284,803
Class I	2,544,646	25,955,809	(17,063,527)	(167,056,237)
Class R (b)	—	—	(479,944)	(4,655,583)
Class R1	39,871	398,663	184,106	1,787,789
Former Class R2 (b)	—	—	(118,832)	(1,152,115)
Class R2	3,613,646	36,468,992	2,173,807	21,172,623
Class R3	2,089,941	21,046,994	954,280	9,349,458
Class R4	677,468	6,862,254	53,809	524,718
	9,693,454	$98,887,942	5,906,680	$56,939,681

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund and MFS Conservative Allocation Fund were the owners of record of approximately 12% and 6%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2010 Fund, and the MFS Lifetime 2020 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made

38

Notes to Financial Statements – continued

for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended February 28, 2010, the fund’s commitment fee and interest expense were $24,167 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Gain Contingency

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to the SEC, which established a Fair Fund from which settlement funds have been, or will be, distributed to eligible current and former shareholders of the fund and certain other affected MFS retail funds. The Payments, along with additional amounts from a third-party settlement, have been, or will be, distributed to eligible shareholders in accordance with a plan developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, residual amounts, if any, may be available for distribution to the fund and certain other affected MFS retail funds. Certain procedural conditions of the distribution plan have not been met to date and, as such, the ultimate timing and amount of any payment of the residual amount is not known at this time.

39

Notes to Financial Statements – continued

(8)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	22,278,693	598,102,061	(466,157,915)	154,222,839

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$162,989	$154,222,839

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of MFS Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Fund (the “Fund”) as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Securities Fund as of February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 16, 2010

41

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of Series Trust XIII, which was held on January 28, 2010, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	1,032,293,399.030	11,637,964.891
Lawrence H. Cohn, M.D.	1,031,950,876.692	11,980,487.229
Maureen R. Goldfarb	1,031,642,662.252	12,288,701.669
David H. Gunning	1,032,309,618.768	11,621,745.153
William R. Gutow	1,032,290,350.617	11,641,013.304
Michael Hegarty	1,032,359,691.581	11,571,672.340
John P. Kavanaugh	1,032,318,540.469	11,612,823.452
Robert J. Manning	1,032,274,419.961	11,656,943.960
Robert C. Pozen	1,032,293,943.612	11,637,420.309
J. Dale Sherratt	1,032,077,468.592	11,853,895.328
Laurie J. Thomsen	1,032,190,103.026	11,741,260.895
Robert W. Uek	1,032,228,491.962	11,702,871.958

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of April 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

46

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

47

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Geoffrey Schechter

48

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011.

49

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Global Real Estate Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

2/28/10

GRE-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for the recovery we are seeing today.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process.

While hurdles remain, we believe that the global economy is on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can help investors by providing the diversification that is important in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

April 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Westfield Group, REIT	5.3%
Simon Property Group, Inc., REIT	5.1%
Mitsubishi Estate Co. Ltd.	4.2%
Link, REIT	4.1%
Unibail-Rodamco	4.1%
Sun Hung Kai Properties Ltd.	4.0%
Mitsui Fudosan Co. Ltd.	3.3%
Atrium European Real Estate Ltd.	3.1%
SEGRO PLC, REIT	3.0%
Stockland, IEU	2.8%

Equity sectors
Financial Services	94.6%
Basic Materials	1.6%
Technology	0.6%

Issuer country weightings
United States	44.5%
Australia	11.7%
Hong Kong	10.7%
Japan	10.1%
United Kingdom	7.0%
France	6.3%
Austria	3.1%
Brazil	1.8%
Singapore	1.6%
Other Countries	3.2%

Percentages are based on net assets as of 2/28/10.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the period from the commencement of investment operations, March 11, 2009, to February 28, 2010, Class A shares of the MFS Global Real Estate Fund (the “fund”) provided a total return of 91.24%, at net asset value. This compares with a return of 93.43% for the fund’s benchmark, the FTSE EPRA/NAREIT Global Real Estate Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. Around the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the U.S. Federal Reserve continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. This changing dynamic caused asset valuations to move broadly sideways during the latter part of the period.

3

Management Review – continued

Detractors from Performance

Among the fund’s top detractors were Hong Kong real estate investment and property management companies Sun Hung Kai Properties and Link Real Estate Investment Trust. Not owning Hong Kong-based Sino Land and New World Development Co. also hurt relative performance as both companies delivered strong relative returns. Other significant detractors included Alexandria Real Estate (U.S.), Segro PLC (U.K.), Douglass Emmett (U.S.), Mitsubishi Estate (Japan), and Land Securities (U.K.).

The fund’s cash position was also a detractor, most significantly during the early part of the reporting period when the fund held large cash positions. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

A combination of security selection and an overweighted allocation to U.S. real estate companies during the early part of the reporting period boosted relative performance. Top contributors included Medical Properties Trust, Lexington Corporate Properties Trust, Simon Property Group, and Macerich Co.(h) An overweighted position in Vornado Realty Trust early in the reporting period also helped. Positive contributors in other countries included Capitaland (Singapore), Atrium European Real Estate (Austria)(b), Macquarie Goodman Group (Australia), and Klepierre (France). Not owning China Overseas Land & Investment (Hong Kong) was another positive factor as this stock underperformed the benchmark over the reporting period.

Respectfully,

Richard Gable	Thomas Pedulla	Leo Saraceno
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 2/28/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 2/28/10

Average annual without sales charge

Share class	Class inception date	Life (t)
A	3/11/09	91.24%
I	3/11/09	91.71%
Comparative benchmark
FTSE EPRA/NAREIT Global Real Estate Index (f)		93.43%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		80.25%

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Periods less than one year are actual, not annualized.

Benchmark Definition

FTSE EPRA/NAREIT Global Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income- producing real estate.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2009 through February 28, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009 through February 28, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/09	Ending Account Value 2/28/10	Expenses Paid During Period (p) 9/01/09-2/28/10
A	Actual	1.28%	$1,000.00	$1,104.18	$6.68
	Hypothetical (h)	1.28%	$1,000.00	$1,018.45	$6.41
I	Actual	1.03%	$1,000.00	$1,105.57	$5.38
	Hypothetical (h)	1.03%	$1,000.00	$1,019.69	$5.16

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

8

PORTFOLIO OF INVESTMENTS

2/28/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.8%
Issuer	Shares/Par	Value ($)

Computer Software - Systems - 0.6%
Dupont Fabros Technology, Inc.	47,829	$937,448

Forest & Paper Products - 1.6%
Weyerhaeuser Co.	67,243	$2,716,617

Real Estate - 94.6%
Alexandria Real Estate Equities, Inc., REIT	26,251	$1,617,587
Atrium European Real Estate Ltd.	807,572	5,135,275
Beni Stabili S.p.A.	961,651	877,320
BioMed Realty Trust, Inc., REIT	246,086	3,802,029
Boston Properties, Inc., REIT	39,712	2,697,636
BR Malls Participacoes S.A. (a)	232,124	3,018,518
British Land Co. PLC, REIT	215,937	1,448,747
CapitaLand Ltd.	964,297	2,593,044
CapLease, Inc., REIT	381,972	1,680,677
CFS Retail Property Trust, REIT	1,544,707	2,630,297
Corio N.V., REIT	36,145	2,236,414
Digital Realty Trust, Inc., REIT	84,266	4,346,440
Douglas Emmett, Inc., REIT	75,432	1,062,837
Entertainment Property Trust, REIT	66,301	2,534,024
Equity Lifestyle Properties, Inc., REIT	50,394	2,506,598
Equity Residential, REIT	49,529	1,787,006
Federal Realty Investment Trust, REIT	12,867	887,308
Hammerson PLC, REIT	494,022	2,885,079
Hang Lung Properties Ltd.	535,332	2,044,871
HCP, Inc., REIT	68,783	1,979,575
Home Properties, Inc., REIT	54,797	2,509,703
Kimco Realty Corp., REIT	137,731	1,913,084
Klepierre, REIT	25,377	945,068
Land Securities Group PLC	227,033	2,189,587
Lexington Corporate Properties Trust, REIT	385,408	2,293,178
Link, REIT	2,681,755	6,743,989
Mack-Cali Realty Corp., REIT	66,812	2,240,874
Macquarie Goodman Group	5,792,910	3,114,965
Medical Properties Trust, Inc., REIT	283,018	2,912,255
Mercialys	76,935	2,758,293
Mid-America Apartment Communities, Inc., REIT	52,018	2,701,815
Mitsubishi Estate Co. Ltd.	438,105	6,878,907

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Real Estate - continued
Mitsui Fudosan Co. Ltd.	320,518	$5,411,413
Nippon Building Fund, Inc., REIT	486	4,305,048
Plum Creek Timber Co. Inc., REIT	63,969	2,285,612
PSP Swiss Property AG (a)	29,193	1,732,421
Public Storage, Inc., REIT	48,042	3,948,572
SEGRO PLC, REIT	1,025,629	4,984,081
Simon Property Group, Inc., REIT	106,736	8,356,361
Starwood Property Trust, Inc., REIT	121,847	2,279,757
Stockland, IEU	1,273,970	4,635,433
Sun Hung Kai Properties Ltd.	478,676	6,647,807
Unibail-Rodamco	34,072	6,727,151
Ventas, Inc., REIT	82,467	3,644,217
Vornado Realty Trust, REIT	70,417	4,627,805
Westfield Group, REIT	816,417	8,794,711
Wharf Holdings Ltd.	434,120	2,237,112

		$155,590,501
Total Common Stocks (Identified Cost, $113,859,938)		$159,244,566

Money Market Funds (v) - 3.0%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value	4,900,846	$4,900,846
Total Investments (Identified Cost, $118,760,784)		$164,145,412

Other Assets, Less Liabilities - 0.2%		392,697
Net Assets - 100.0%		$164,538,109

(a)	Non-income producing security.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

IEU	International Equity Unit
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $113,859,938)	$159,244,566
Underlying funds, at cost and value	4,900,846
Total investments, at value (identified cost, $118,760,784)	$164,145,412
Foreign currency, at value (identified cost, $292,748)	291,849
Receivables for
Fund shares sold	21,973
Interest and dividends	453,045
Other assets	2,778
Total assets	$164,915,057
Liabilities
Payables for
Investments purchased	$163,429
Fund shares reacquired	131,503
Payable to affiliates
Investment adviser	16,182
Distribution and service fees	5
Administrative services fee	379
Payable for independent Trustees’ compensation	759
Accrued expenses and other liabilities	64,691
Total liabilities	$376,948
Net assets	$164,538,109
Net assets consist of
Paid-in capital	$116,656,238
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	45,392,650
Accumulated net realized gain (loss) on investments and foreign currency transactions	2,298,480
Undistributed net investment income	190,741
Net assets	$164,538,109
Shares of beneficial interest outstanding	11,730,246

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$191,243	13,641	$14.02
Class I	164,346,866	11,716,605	14.03

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.88 [100 / 94.25 x $14.02]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

11

Financial Statements

STATEMENT OF OPERATIONS

Period ended 2/28/10 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$6,448,144
Dividends from underlying funds	7,432
Foreign taxes withheld	(173,850)
Total investment income	$6,281,726
Expenses
Management fee	$1,330,567
Distribution and service fees	400
Shareholder servicing costs	59
Administrative services fee	33,556
Independent Trustees’ compensation	784
Custodian fee	64,136
Shareholder communications	3,700
Auditing fees	57,950
Legal fees	9,954
Miscellaneous	21,898
Total expenses	$1,523,004
Fees paid indirectly	(4)
Reduction of expenses by investment adviser	(796)
Net expenses	$1,522,204
Net investment income	$4,759,522
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$41,619,778
Foreign currency transactions	(41,761)
Net realized gain (loss) on investments and foreign currency transactions	$41,578,017
Change in unrealized appreciation (depreciation)
Investments	$45,384,628
Translation of assets and liabilities in foreign currencies	8,022
Net unrealized gain (loss) on investments and foreign currency translation	$45,392,650
Net realized and unrealized gain (loss) on investments and foreign currency	$86,970,667
Change in net assets from operations	$91,730,189

(c)	For the period from the commencement of the fund’s investment operations, March 11, 2009 through the stated period end.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Period ended 2/28/10 (c)
Change in net assets
From operations
Net investment income	$4,759,522
Net realized gain (loss) on investments and foreign currency transactions	41,578,017
Net unrealized gain (loss) on investments and foreign currency translation	45,392,650
Change in net assets from operations	$91,730,189
Distributions declared to shareholders
From net investment income	$(17,316,456)
From net realized gain on investments	(26,270,995)
Total distributions declared to shareholders	$(43,587,451)
Change in net assets from fund share transactions	$116,395,371
Total change in net assets	$164,538,109
Net assets
At beginning of period	—
At end of period (including undistributed net investment income of $190,741)	$164,538,109

(c)	For the period from the commencement of the fund’s investment operations, March 11, 2009 through the stated period end.

See Notes to Financial Statements

13

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 fiscal years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 2/28/10 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.42
Net realized and unrealized gain (loss) on investments and foreign currency	8.68
Total from investment operations	$9.10
Less distributions declared to shareholders
From net investment income	$(2.00)
From net realized gain on investments	(3.08)
Total distributions declared to shareholders	$(5.08)
Net asset value, end of period	$14.02
Total return (%) (r)(s)(t)	91.24	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	(a)
Expenses after expense reductions (f)	1.28	(a)
Net investment income	2.89	(a)
Portfolio turnover	91
Net assets at end of period (000 omitted)	$191

See Notes to Financial Statements

14

Financial Highlights – continued

Class I	Period ended 2/28/10 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	8.67
Total from investment operations	$9.14
Less distributions declared to shareholders
From net investment income	$(2.03)
From net realized gain on investments	(3.08)
Total distributions declared to shareholders	$(5.11)
Net asset value, end of period	$14.03
Total return (%) (r)(s)	91.71	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	(a)
Expenses after expense reductions (f)	1.03	(a)
Net investment income	3.22	(a)
Portfolio turnover	91
Net assets at end of period (000 omitted)	$164,347

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 11, 2009, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

15

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Real Estate Fund (the fund) is a series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and

16

Notes to Financial Statements – continued

market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

17

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of February 28, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$159,244,566	$—	$—	$159,244,566
Mutual Funds	4,900,846	—	—	4,900,846
Total Investments	$164,145,412	—	—	$164,145,412

For further information regarding security characteristics, see the Portfolio of Investments.

In January 2010, Accounting Standards Update (ASU) No. 2010-06, Improving Disclosures about Fair Value Measurements (the “Update”) was issued, and is effective for interim and annual reporting periods beginning after December 15, 2009. This Update provides for expanded disclosures about fair value measurements. Management has evaluated the application of the Update to the fund, and believes the impact is limited to expanded disclosures resulting from the adoption of this Update in the fund’s financial statements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

18

Notes to Financial Statements – continued

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the period ended February 28, 2010, the fund did not invest in any derivative instruments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the period ended February 28, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital

19

Notes to Financial Statements – continued

gains. As a result, no provision for federal income tax is required. The fund’s federal tax return since the inception of the fund remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment company adjustments, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

The tax character of distributions declared to shareholders for the period ended February 28, 2010 is as follows:

2/28/10
Ordinary income (including any short-term capital gains)	$43,587,451

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/10
Cost of investments	$126,869,135
Gross appreciation	38,349,049
Gross depreciation	(1,072,772)
Net unrealized appreciation (depreciation)	$37,276,277

Undistributed ordinary income	10,619,067
Other temporary differences	(13,473)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

20

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income	From net realized gain on investments
	Period ended 2/28/10 (c)	Period ended 2/28/10 (c)
Class A	$19,954	$30,762
Class I	17,296,502	26,240,233
Total	$17,316,456	$26,270,995

(c)	For the period from the commencement of the fund’s investment operations, March 11, 2009, through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

The management fee incurred for the period ended February 28, 2010 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The adviser and the fund have retained Sun Capital Advisers LLC, referred to as Sun Capital or the sub-adviser, as a sub-adviser to the fund. MFS pays a sub-advisory fee to Sun Capital at the following rates:

First $1 billion of average daily net assets	0.40%
Next $1.5 billion of average daily net assets	0.33%
Average daily net assets in excess of $2.5 billion	0.29%

The fund is not responsible for paying the sub-advisory fee.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $0 for the period ended February 28, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a

21

Notes to Financial Statements – continued

service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$400

(d)	As of February 28, 2010, in accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended February 28, 2010 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. All contingent deferred sales charges are paid to MFD. There were no contingent deferred sales charges imposed during the period ended February 28, 2010.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the period ended February 28, 2010, these costs amounted to $59. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended February 28, 2010 was equivalent to an annual effective rate of 0.0227% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

22

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the period ended February 28, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,585 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $796, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On March 11, 2009, MFS purchased 10,000 shares of Class A for an amount of $100,000. At February 28, 2010, MFS was the sole shareholder of the class.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $207,650,717 and $134,573,820, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 2/28/10 (c)
	Shares	Amount
Shares sold
Class A	10,000	$100,000
Class I	12,642,755	130,025,125
	12,652,755	$130,125,125

23

Notes to Financial Statements – continued

	Period ended 2/28/10 (c)
	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,641	$50,716
Class I	3,125,394	43,536,735
	3,129,035	$43,587,451
Shares reacquired
Class I	(4,051,544)	$(57,317,205)
	(4,051,544)	$(57,317,205)
Net change
Class A	13,641	$150,716
Class I	11,716,605	116,244,655
	11,730,246	$116,395,371

(c)	For the period from the commencement of the fund’s investment operations, March 11, 2009, through the stated period end.

Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class R4 shares were not publicly available for sale during the period. During the period, the fund’s Class I shares were available for sale only to funds distributed by MFD that invest primarily in shares of other MFS funds (“MFS fund-of-funds”). Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Aggressive Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Conservative Allocation Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2020 Fund and MFS Lifetime 2040 Fund were the owners of record of approximately 38%, 28%, 23%, 5%, 2%, 1% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In

24

Notes to Financial Statements – continued

addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the period ended February 28, 2010, the fund’s commitment fee and interest expense were $2,122 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	148,042,603	(143,141,757)	4,900,846

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$7,432	$4,900,846

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Global Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Real Estate Fund (the Fund), including the portfolio of investments, as of February 28, 2010, and the related statements of operations, changes in net assets and the financial highlights for the period from March 11, 2009 (commencement of operations) to February 28, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Real Estate Fund at February 28, 2010, the results of its operations, the changes in its net assets and its financial highlights for the period from March 11, 2009 (commencement of operations) to February 28, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 16, 2010

26

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of Series Trust XIII, which was held on January 28, 2010, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	1,032,293,399.030	11,637,964.891
Lawrence H. Cohn, M.D.	1,031,950,876.692	11,980,487.229
Maureen R. Goldfarb	1,031,642,662.252	12,288,701.669
David H. Gunning	1,032,309,618.768	11,621,745.153
William R. Gutow	1,032,290,350.617	11,641,013.304
Michael Hegarty	1,032,359,691.581	11,571,672.340
John P. Kavanaugh	1,032,318,540.469	11,612,823.452
Robert J. Manning	1,032,274,419.961	11,656,943.960
Robert C. Pozen	1,032,293,943.612	11,637,420.309
J. Dale Sherratt	1,032,077,468.592	11,853,895.328
Laurie J. Thomsen	1,032,190,103.026	11,741,260.895
Robert W. Uek	1,032,228,491.962	11,702,871.958

27

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of April 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

28

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

29

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

30

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

31

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

32

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Portfolio Managers

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Sub-Investment Adviser

Sun Capital Advisers LLC
One Sun Life Executive Park, Wellesley Hills, MA 02481

Distributor

MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116-3741

Richard Gable

Thomas Pedulla

Leo Saraceno

Custodian

State Street Bank and Trust
1 Lincoln Street, Boston, MA 02111-2900

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street, Boston, MA 02116

33

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

34

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $287,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $3,994,525. The fund intends to pass through foreign tax credits of $152,355 for the fiscal year.

35

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

36

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended February 28, 2010 and February 29, 2009, respectively, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
Fees billed by Deloitte:	2010	2009
MFS Government Securities Fund	43,923	43,077

	Audit Fees
Fees billed by E&Y:	2010	2009
MFS Diversified Income Fund	47,196	47,071
MFS Global Real Estate Fund	39,750	N/A	**
Total	86,946	47,071

For the fiscal years ended February 28, 2010 and February 29, 2009, respectively, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by Deloitte:	2010	2009	2010	2009	2010	2009
To MFS Government Securities Fund	0	0	6,157	6,036	1,609	1,022
To MFS and MFS Related Entities of MFS Government Securities Fund *	1,159,621	1,155,569	0	0	59,174	223,140

Aggregate fees for non-audit services:

	2010	2009
To MFS Government Securities Fund, MFS and MFS Related Entities#	1,399,686	1,435,592

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[4]
Fees billed by E&Y:	2010	2009		2010	2009		2010	2009
To MFS Diversified Income Fund	0	0		6,810	6,676		0	0
To MFS Global Real Estate Fund	0	N/A	**	8,500	N/ A	**	0	N/A	**
Total fees billed by E&Y To above Funds	0	0		15,310	6,676		0	0
To MFS and MFS Related Entities of MFS Diversified Income Fund*	0	0		0	0		0	0
To MFS and MFS Related Entities of MFS Global Real Estate Fund *	0	0		0	0		0	0

Aggregate fees for non-audit services:

	2010	2009
To MFS Diversified Income Fund, MFS and MFS Related Entities#	247,063	525,390
To MFS Global Real Estate Fund, MFS and MFS Related Entities#	248,753	518,714

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

**	MFS Global Real Estate Fund commenced investment operations in March, 2009.
#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XIIII

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: April 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: April 16, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: April 16, 2010

*	Print name and title of each signing officer under his or her signature.